UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Limited Duration Income Fund (EVV)

Annual Report

March 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2019

Eaton Vance

Limited Duration Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	72

Federal Tax Information	73

Annual Meeting of Shareholders	74

Dividend Reinvestment Plan	75

Management and Organization	77

Important Notices	80

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended March 31, 2019, high yield bonds, as measured by the ICE BofAML U.S. High Yield Index,2 outperformed the 4.48% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the Aggregate Index), a broad measure of the U.S. bond market. During the same period, the S&P/LSTA Leveraged Loan Index, a loan market barometer and the ICE BofAML 1–10 Year U.S. Treasury Index both underperformed the Aggregate Index.

The high yield market delivered solid performance for the 12-month period, with the ICE BofAML U.S. High Yield Index returning 5.94%. In the opening month of the period, high yield bond prices came under pressure from global trade tensions, rising input costs for manufacturers and weak demand from retail bond investors. High yield returns improved in the third quarter of 2018, helped by low unemployment, rising consumer confidence and higher corporate profits as a result of tax cuts. In the final quarter of 2018, however, fears of a U.S.-China trade war, Brexit uncertainty and slowing global growth all conspired to push high yield returns into negative territory. But the situation reversed dramatically in the first quarter of 2019, as the U.S. high yield bond market posted its strongest first quarter performance since 2003. Drivers included the perception of progress in U.S.-China trade talks, an equity market rally and dovish remarks from the U.S. Federal Reserve Board (the Fed), indicating the potential for a halt in Fed rate hikes for the rest of 2019.

The loan market, as measured by the S&P/LSTA Leveraged Loan Index, returned 2.97% for the 12-month period. Returns consisted entirely of coupon income, as loan prices in general declined — beginning the period at an average price of $98.42 and ending it at an average price of $96.41. Returns by quality were mixed, with BB-rated8 loans returning 2.69%, B-rated loans returning 3.27%, CCC-rated loans returning 3.18% and D-rated (defaulted) loans returning -5.92%. Technical factors were a significant driver of performance during the period. Retail fund flows turned negative in October 2018 and accelerated in November and December before moderating, though they remained negative in the final three months of the period.

In the agency mortgage-backed securities (MBS) market, spreads widened during much of the 12-month period, largely as a result of the shrinking of the Fed’s balance sheet. Short-term Treasury yields rose due to rate hikes from the Fed in June, September and December of 2018. After rising for most of 2018, longer-term Treasury yields saw a dramatic turnaround at the end of the calendar year, as expectations grew that the U.S. economy was rolling over and the policy tightening cycle was near its end. In the first quarter of 2019, long-term Treasury yields declined again, pressured by reports of slowing GDP growth in China and Germany, Brexit uncertainty and the Fed’s dovish remarks.

Fund Performance

For the 12-month period ended March 31, 2019, Eaton Vance Limited Duration Income Fund (the Fund) returned 4.57% at net asset value (NAV) and 3.70% at market price.

The Fund’s high yield bond investments modestly underperformed the broader high yield market, as measured by the ICE BofAML U.S. High Yield Index. Security selection in the technology and health care sectors was the primary detractor from performance versus the high yield index. In technology, performance was hurt by losses in an overweight position in an enterprise software provider. In health care, an overweight position in a provider of out-of-network health care coverage was the primary detractor. The position delivered positive returns but nonetheless underperformed the health care sector during the period. In contrast, security selection overall, particularly in the energy sector, was the top contributor to performance versus the high yield index. Within energy, a focus on higher quality, lower cost exploration and production companies, along with a lack of exposure to higher cost energy services companies including offshore drillers, aided relative performance. This was particularly impactful in the fourth quarter of 2018, when oil prices declined more than 40%. The Fund’s higher quality bias within CCC-rated bonds helped relative performance as well, by limiting losses when CCC-rated bonds underperformed in the fourth quarter of 2018, while capturing much of the rebound in CCC-rated bonds during the following quarter.

The Fund’s floating-rate loan investments slightly underperformed the loan market, as measured by the S&P/LSTA Leveraged Loan Index. As loan prices generally declined during the period — in the Fund as well as in the overall loan market — the Fund’s use of leverage6 detracted from performance because it amplified price declines. An underweight position in lower quality CCC-rated loans, which outperformed the S&P/LSTA Leveraged Loan Index as a whole, detracted from performance relative to that index as well. On a sector level, security selection in the retailers (except food and drug) sector was a slight detractor, while, in contrast, performance of the Fund’s floating-rate loan allocation was helped by an underweight to D-rated (defaulted) loans, a group that delivered negative performance during the period. Security selection in the broker/dealer, oil and gas and cable and satellite television sectors contributed to Fund performance versus the S&P/LSTA Leveraged Loan Index as well.

The Fund’s investments in agency MBS outperformed the U.S. Treasury market, as measured by the ICE BofAML 1-10 Year U.S. Treasury Index, despite spread widening in the agency MBS market. As the U.S. Treasury yield curve9 inverted in the beginning of 2019, management felt investors were no longer being compensated for taking interest rate risk, and it increased its focus on shorter duration10 agency MBS issues.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Performance3

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA, Eric A. Stein, CFA, and Kelley G. Baccei

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	4.57%	5.18%	10.54%
Fund at Market Price	—	3.70	4.18	10.41

% Premium/Discount to NAV[4]
				–12.46%

Distributions[5]
Total Distributions per share for the period				$0.818
Distribution Rate at NAV				5.56%
Distribution Rate at Market Price				6.36%

% Total Leverage[6]
Auction Preferred Shares (APS)				8.33%
Borrowings				26.97

Fund Profile

Asset Allocation (% of total investments)7

MBS refers to Mortgage-Backed Securities

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML 1-10 Year U.S. Treasury Index is an unmanaged index of Treasury securities with maturities ranging from 1 to 10 years. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Asset Allocation as a percentage of the Fund’s net assets amounted to 154.0%.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2019, the Fund is managed by Scott H. Page, Payson F. Swaffield, Catherine C. McDermott, Andrew Szczurowski, Eric A. Stein and Kelley G. Baccei.

4

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 50.1%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.6%

DAE Aviation Holdings, Inc.

Term Loan, Maturing January 23, 2026(2)	297	$297,654

Term Loan, Maturing January 23, 2026(2)	553	553,636

IAP Worldwide Services, Inc.

Revolving Loan, 1.49%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2019(3)	172	171,850

Term Loan - Second Lien, 9.10%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(4)	227	181,735

TransDigm, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	5,586	5,462,725

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	1,388	1,354,848

Wesco Aircraft Hardware Corp.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020	1,006	991,156

WP CPP Holdings, LLC

Term Loan, 6.51%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2025	547	544,001

		$9,557,605

Automotive — 1.3%

American Axle and Manufacturing, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 2.25%), Maturing April 6, 2024	3,477	$3,403,531

Apro, LLC

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	290	288,550

Belron Finance US, LLC

Term Loan, 4.99%, (3 mo. USD LIBOR + 2.25%), Maturing November 7, 2024	593	585,820

Chassix, Inc.

Term Loan, 8.28%, (USD LIBOR + 5.50%), Maturing November 15, 2023(5)	1,481	1,477,547

Dayco Products, LLC

Term Loan, 6.88%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	1,175	1,151,861

Garrett LX III S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 2.50%), Maturing September 27, 2025	299	293,649

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 4.49%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025	2,258	2,201,875

L&W, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025	844	833,080

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Panther BF Aggregator 2 L.P.

Term Loan, Maturing March 18, 2026(2)		3,700	$3,662,907

Tenneco, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2025		3,766	3,607,880

Thor Industries, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		1,579	1,512,489

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	917	1,022,366

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		1,065	1,051,010

Tower Automotive Holdings USA, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		1,534	1,499,396

			$22,591,961

Beverage and Tobacco — 0.3%

Arterra Wines Canada, Inc.

Term Loan, 5.36%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,913	$2,876,294

Flavors Holdings, Inc.

Term Loan, 8.35%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		814	760,856

Term Loan - Second Lien, 12.60%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	805,000

			$4,442,150

Brokerage / Securities Dealers / Investment Houses — 0.1%

Advisor Group, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		597	$598,865

Aretec Group, Inc.

Term Loan, 6.75%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		1,222	1,208,191

OZ Management L.P.

Term Loan, 7.25%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		224	224,000

			$2,031,056

Building and Development — 1.6%

American Builders & Contractors Supply Co., Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023		2,989	$2,914,009

5	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Beacon Roofing Supply, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	644	$627,479

Brookfield Property REIT, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	1,020	985,029

Core & Main L.P.

Term Loan, 5.63%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	839	834,108

CPG International, Inc.

Term Loan, 6.63%, (6 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	1,707	1,694,495

DTZ U.S. Borrower, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	5,871	5,834,725

Henry Company, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	2,322	2,317,210

NCI Building Systems, Inc.

Term Loan, 6.55%, (3 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	796	760,170

Quikrete Holdings, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	3,005	2,929,688

RE/MAX International, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	2,234	2,230,728

Realogy Group, LLC

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	910	885,936

Summit Materials Companies I, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	691	678,721

Werner FinCo L.P.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	1,035	998,706

WireCo WorldGroup, Inc.

Term Loan, 7.50%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	683	682,927

Term Loan - Second Lien, 11.50%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	1,650	1,647,938

		$26,021,869

Business Equipment and Services — 4.4%

Acosta Holdco, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021	1,549	$711,304

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Adtalem Global Education, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		422	$419,967

AlixPartners, LLP

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		2,502	2,491,516

Altran Technologies S.A.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	1,541	1,725,601

AppLovin Corporation

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		1,596	1,597,995

ASGN Incorporated

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		503	500,551

Blitz F18-675 GmbH

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	1,675	1,886,664

Bracket Intermediate Holding Corp.

Term Loan, 6.73%, (1 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		945	941,705

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.96%, (USD LIBOR + 4.25%), Maturing June 21, 2024(5)		590	567,394

Camelot UK Holdco Limited

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023		2,280	2,268,621

Carbonite, Inc.

Term Loan, Maturing March 21, 2026(2)		500	497,031

Ceridian HCM Holding, Inc.

Term Loan, 5.49%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		1,542	1,539,038

Change Healthcare Holdings, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		7,416	7,323,300

Crossmark Holdings, Inc.

DIP Loan, 10.00%, (1 mo. USD LIBOR + 7.50%), Maturing April 15, 2019		167	166,712

Term Loan, 0.00%, Maturing December 20, 2019(6)		1,958	549,986

Cypress Intermediate Holdings III, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing April 26, 2024		1,425	1,403,033

Datto, Inc.

Term Loan, Maturing March 28, 2026(2)		375	375,938

EAB Global, Inc.

Term Loan, 6.41%, (6 mo. USD LIBOR + 3.75%), Maturing November 15, 2024		1,411	1,379,008

6	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Education Management, LLC

Term Loan, 0.00%, Maturing July 2, 2020(4)(6)		568	$0

Term Loan, 0.00%, Maturing July 2, 2020(4)(6)		710	134,060

EIG Investors Corp.

Term Loan, 6.39%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023		3,423	3,412,616

Element Materials Technology Group US Holdings, Inc.

Term Loan, 6.15%, (6 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		420	417,851

First Data Corporation

Term Loan, 4.49%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022		3,272	3,267,141

Garda World Security Corporation

Term Loan, 6.12%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		2,167	2,152,352

Term Loan, 6.36%, (CIDOR + 4.25%), Maturing May 24, 2024	CAD	1,007	746,056

Global Payments, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023		1,042	1,033,421

IG Investment Holdings, LLC

Term Loan, 6.04%, (USD LIBOR + 3.50%), Maturing May 23, 2025(5)		2,932	2,919,795

IRI Holdings, Inc.

Term Loan, 7.13%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025		1,621	1,592,571

Iron Mountain, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		916	891,139

J.D. Power and Associates

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023		1,172	1,154,815

KAR Auction Services, Inc.

Term Loan, 4.88%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		2,179	2,174,240

Kronos Incorporated

Term Loan, 5.74%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		6,835	6,769,660

Monitronics International, Inc.

Term Loan, 8.10%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		2,392	2,018,834

PGX Holdings, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		1,494	1,456,331

Ping Identity Corporation

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025		372	372,188

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Pre-Paid Legal Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2025		459	$453,302

Prime Security Services Borrower, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		1,981	1,964,239

Red Ventures, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		1,078	1,071,485

SMG Holdings, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025		248	245,128

Solera, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		864	858,685

Spin Holdco, Inc.

Term Loan, 6.03%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		3,897	3,797,527

Tempo Acquisition, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		983	974,517

Trans Union, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		282	279,930

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025		447	441,391

Travelport Finance (Luxembourg) S.a.r.l.

Term Loan, 5.18%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025		2,119	2,117,685

Vestcom Parent Holdings, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		611	586,568

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		307	297,932

West Corporation

Term Loan, 6.13%, (3 mo. USD LIBOR + 3.50%), Maturing October 10, 2024		347	323,167

Term Loan, 6.63%, (3 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		1,210	1,137,106

Worldpay, LLC

Term Loan, 4.21%, (USD LIBOR + 1.75%), Maturing August 9, 2024(5)		1,931	1,928,689

ZPG PLC

Term Loan, 5.48%, (1 mo. GBP LIBOR + 4.75%), Maturing June 30, 2025	GBP	775	1,000,206

			$74,335,991

7	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 2.4%

Charter Communications Operating, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		4,999	$4,971,621

CSC Holdings, LLC

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,994	3,890,471

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		1,075	1,044,766

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		1,365	1,337,181

MCC Iowa, LLC

Term Loan, 4.41%, (1 week USD LIBOR + 2.00%), Maturing January 15, 2025		1,085	1,076,926

Mediacom Illinois, LLC

Term Loan, 4.16%, (1 week USD LIBOR + 1.75%), Maturing February 15, 2024		624	617,280

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	516	555,830

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		2,112	1,974,411

Radiate Holdco, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		2,141	2,095,587

Telenet Financing USD, LLC

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		2,725	2,673,906

Unitymedia Finance, LLC

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		1,050	1,041,031

Unitymedia Hessen GmbH & Co. KG

Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	1,000	1,121,906

UPC Financing Partnership

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		2,332	2,326,452

Virgin Media Bristol, LLC

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		8,050	7,970,216

Ziggo Secured Finance B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	2,625	2,900,629

Ziggo Secured Finance Partnership

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		4,150	4,048,844

			$39,647,057

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 2.5%

Alpha 3 B.V.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		683	$669,536

Aruba Investments, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		363	359,106

Ashland, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024		614	612,719

Axalta Coating Systems US Holdings, Inc.

Term Loan, 4.35%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		2,831	2,774,159

Chemours Company (The)

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		520	514,056

Emerald Performance Materials, LLC

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		640	634,400

Term Loan - Second Lien, 10.25%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		725	710,500

Ferro Corporation

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		343	338,971

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		350	346,340

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		490	484,613

Flint Group GmbH

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		190	174,494

Flint Group US, LLC

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		1,147	1,055,546

Gemini HDPE, LLC

Term Loan, 5.25%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		1,946	1,930,862

H.B. Fuller Company

Term Loan, 4.49%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		2,035	1,997,096

Ineos US Finance, LLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	3,259	3,597,473

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		1,580	1,552,968

Invictus U.S., LLC

Term Loan, 5.58%, (2 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		520	516,502

8	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Kraton Polymers, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		1,158	$1,151,383

Messer Industries GmbH

Term Loan, Maturing March 1, 2026(2)		1,625	1,596,562

Minerals Technologies, Inc.

Term Loan, 4.86%, (USD LIBOR + 2.25%), Maturing February 14, 2024(5)		1,107	1,107,212

Orion Engineered Carbons GmbH

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		715	704,193

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 31, 2024	EUR	976	1,098,480

Platform Specialty Products Corporation

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		673	668,824

PMHC II, Inc.

Term Loan, 6.17%, (USD LIBOR + 3.50%), Maturing March 31, 2025(5)		396	386,595

Polar US Borrower, LLC

Term Loan, 9.20%, (3 mo. USD Prime + 3.75%), Maturing October 15, 2025		973	968,915

PQ Corporation

Term Loan, 5.24%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		2,127	2,105,459

Spectrum Holdings III Corp.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		360	342,342

Starfruit Finco B.V.

Term Loan, 5.74%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		3,050	3,010,902

Tata Chemicals North America, Inc.

Term Loan, 5.38%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		1,019	1,019,214

Trinseo Materials Operating S.C.A.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing September 9, 2024		2,799	2,758,253

Tronox Blocked Borrower, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		1,127	1,124,095

Tronox Finance, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		2,434	2,427,695

Univar, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		2,888	2,860,604

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Venator Materials Corporation

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	419	$412,869

Versum Materials, Inc.

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing September 29, 2023	707	703,341

		$42,716,279

Conglomerates — 0.0%(7)

Penn Engineering & Manufacturing Corp.

Term Loan, 5.24%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024	270	$269,174

		$269,174

Containers and Glass Products — 1.5%

Berlin Packaging, LLC

Term Loan, 5.50%, (USD LIBOR + 3.00%), Maturing November 7, 2025(5)	248	$240,991

Berry Global, Inc.

Term Loan, 4.61%, (2 mo. USD LIBOR + 2.00%), Maturing October 1, 2022	961	956,354

BWAY Holding Company

Term Loan, 6.03%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	2,590	2,533,215

Consolidated Container Company, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	443	437,446

Flex Acquisition Company, Inc.

Term Loan, 5.63%, (USD LIBOR + 3.00%), Maturing December 29, 2023(5)	2,260	2,195,487

Term Loan, 5.88%, (USD LIBOR + 3.25%), Maturing June 29, 2025(5)	1,542	1,499,288

Libbey Glass, Inc.

Term Loan, 5.49%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021	978	923,838

Pelican Products, Inc.

Term Loan, 5.98%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	645	635,448

Reynolds Group Holdings, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	9,889	9,786,163

Ring Container Technologies Group, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	914	898,566

Trident TPI Holdings, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024	841	813,293

9	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Verallia Packaging S.A.S.

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	1,575	$1,747,197

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing August 1, 2025	EUR	1,500	1,666,010

			$24,333,296

Cosmetics / Toiletries — 0.1%

KIK Custom Products, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		2,115	$2,005,668

			$2,005,668

Drugs — 1.7%

Alkermes, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		1,127	$1,115,421

Amneal Pharmaceuticals, LLC

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		3,721	3,716,327

Arbor Pharmaceuticals, Inc.

Term Loan, 7.60%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023		2,357	2,062,557

Bausch Health Companies, Inc.

Term Loan, 5.48%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		6,017	5,980,333

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.75%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		5,330	5,251,775

Horizon Pharma, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2024		810	811,721

Jaguar Holding Company II

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022		6,363	6,304,593

Mallinckrodt International Finance S.A.

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		3,264	3,052,174

Term Loan, 5.69%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025		625	590,959

			$28,885,860

Ecological Services and Equipment — 0.4%

Advanced Disposal Services, Inc.

Term Loan, 4.66%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023		2,352	$2,342,634

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

Belfor Holdings, Inc.

Term Loan, Maturing February 14, 2026(2)		475	$478,562

EnergySolutions, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		1,290	1,141,871

GFL Environmental, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025		2,556	2,482,899

Wastequip, LLC

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025		149	147,758

			$6,593,724

Electronics / Electrical — 5.7%

Almonde, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		2,808	$2,711,390

Applied Systems, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		3,109	3,074,885

Aptean, Inc.

Term Loan, 6.86%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022		724	724,073

Avast Software B.V.

Term Loan, 5.10%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023		853	852,474

Barracuda Networks, Inc.

Term Loan, 5.74%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		397	394,684

Blackhawk Network Holdings, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025		844	830,127

BMC Software Finance, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	299	337,362

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		3,017	2,961,238

Campaign Monitor Finance Pty. Limited

Term Loan, 7.75%, (1 mo. USD LIBOR + 5.25%), Maturing March 18, 2021		882	860,110

Celestica, Inc.

Term Loan, 4.99%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		374	369,153

Cohu, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing September 20, 2025		821	796,249

10	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

CommScope, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022	439	$439,424

Term Loan, Maturing February 6, 2026(2)	1,825	1,828,869

CPI International, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	714	711,893

Cypress Semiconductor Corporation

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021	1,171	1,160,648

DigiCert, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024	1,191	1,174,014

Electro Rent Corporation

Term Loan, 7.78%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	1,442	1,447,219

Energizer Holdings, Inc.

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025	575	570,328

Epicor Software Corporation

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	222	219,724

Exact Merger Sub, LLC

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	665	661,828

EXC Holdings III Corp.

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	518	516,493

Financial & Risk US Holdings, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	1,222	1,187,443

Flexera Software, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025	272	271,518

GlobalLogic Holdings, Inc.

Term Loan, 3.25%, Maturing August 1, 2025(3)	66	65,377

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	457	455,353

Go Daddy Operating Company, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024	6,257	6,225,310

Hyland Software, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing July 1, 2024	4,950	4,950,538

Infoblox, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	1,009	1,010,287

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Infor (US), Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		8,917	$8,886,664

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	346	389,013

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		3,033	3,029,920

Lattice Semiconductor Corporation

Term Loan, 6.73%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		472	474,973

MA FinanceCo., LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		4,605	4,524,767

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		552	537,526

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		1,477	1,403,214

Microchip Technology Incorporated

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		1,737	1,719,806

Mirion Technologies, Inc.

Term Loan, 6.59%, (3 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		375	376,250

MKS Instruments, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 2.25%), Maturing February 2, 2026		375	375,078

MTS Systems Corporation

Term Loan, 5.74%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		1,357	1,350,660

Prometric Holdings, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		322	318,130

Renaissance Holding Corp.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		1,290	1,240,253

Term Loan - Second Lien, 9.50%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		200	184,667

Seattle Spinco, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		3,729	3,630,043

SGS Cayman L.P.

Term Loan, 7.98%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		252	246,935

SkillSoft Corporation

Term Loan, 7.25%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021		5,019	4,228,114

11	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

SolarWinds Holdings, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	1,185	$1,174,419

Southwire Company

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing May 19, 2025	620	612,559

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	1,373	1,363,419

SS&C Technologies, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	1,910	1,896,277

SurveyMonkey, Inc.

Term Loan, 6.16%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	730	716,897

Sutherland Global Services, Inc.

Term Loan, 7.98%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	1,085	1,060,818

Switch, Ltd.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	270	267,739

Tibco Software, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	614	611,896

TriTech Software Systems

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	898	885,967

TTM Technologies, Inc.

Term Loan, 4.99%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	297	294,105

Uber Technologies

Term Loan, 5.98%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	3,559	3,543,921

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	3,077	3,087,134

Ultra Clean Holdings, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	938	905,291

VeriFone Systems, Inc.

Term Loan, 6.68%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	998	983,286

Veritas Bermuda, Ltd.

Term Loan, 7.02%, (USD LIBOR + 4.50%), Maturing January 27, 2023(5)	2,686	2,492,654

Vero Parent, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	2,610	2,600,594

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Wall Street Systems Delaware, Inc.

Term Loan, 4.00%, (6 mo. EURIBOR + 3.00%, Floor 1.00%), Maturing November 21, 2024	EUR	640	$712,616

Term Loan, 5.65%, (6 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		749	723,345

Western Digital Corporation

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		2,204	2,148,687

			$95,805,648

Equipment Leasing — 0.6%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 4.49%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		1,316	$1,307,790

Delos Finance S.a.r.l.

Term Loan, 4.35%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023		3,275	3,274,591

Flying Fortress, Inc.

Term Loan, 4.35%, (3 mo. USD LIBOR + 1.75%), Maturing October 30, 2022		4,712	4,706,267

IBC Capital Limited

Term Loan, 6.36%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		619	601,734

			$9,890,382

Financial Intermediaries — 1.5%

Citco Funding, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		3,996	$3,973,310

Clipper Acquisitions Corp.

Term Loan, 4.23%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		1,259	1,243,324

Ditech Holding Corporation

Term Loan, 12.50%, (3 mo. USD Prime + 7.00%), Maturing June 30, 2022		4,058	2,806,016

Donnelley Financial Solutions, Inc.

Term Loan, 5.48%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023		440	436,877

EIG Management Company, LLC

Term Loan, 6.24%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		273	273,620

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	750	843,364

Focus Financial Partners, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		1,960	1,954,470

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Fortress Investment Group, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022	1,101	$1,093,930

Franklin Square Holdings L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025	547	545,882

Freedom Mortgage Corporation

Term Loan, 7.25%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022	1,239	1,242,280

Greenhill & Co., Inc.

Term Loan, 6.28%, (USD LIBOR + 3.75%), Maturing October 12, 2022(5)	1,049	1,058,557

GreenSky Holdings, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	1,535	1,528,746

Guggenheim Partners, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	2,738	2,742,847

Harbourvest Partners, LLC

Term Loan, 4.85%, (2 mo. USD LIBOR + 2.25%), Maturing March 1, 2025	1,158	1,145,984

LPL Holdings, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	1,572	1,562,195

MIP Delaware, LLC

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020	113	112,998

Ocwen Loan Servicing, LLC

Term Loan, 7.49%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	322	321,906

Sesac Holdco II, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024	637	623,464

StepStone Group L.P.

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	644	644,304

Victory Capital Holdings, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing February 12, 2025	292	291,120

Virtus Investment Partners, Inc.

Term Loan, 4.87%, (3 mo. USD LIBOR + 2.25%), Maturing June 1, 2024	697	693,308

Walker & Dunlop, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2025	873	868,448

		$26,006,950

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 1.7%

Alphabet Holding Company, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		2,635	$2,448,787

Badger Buyer Corp.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		394	383,657

CHG PPC Parent, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		496	488,806

Del Monte Foods, Inc.

Term Loan, 5.91%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		3,759	2,978,830

Dole Food Company, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing April 6, 2024		1,913	1,843,172

Froneri International PLC

Term Loan, 2.13%, (6 mo. EURIBOR + 2.13%), Maturing January 31, 2025	EUR	3,075	3,430,787

Hearthside Food Solutions, LLC

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		769	749,958

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		474	467,495

High Liner Foods Incorporated

Term Loan, 6.02%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		964	800,124

HLF Financing S.a.r.l.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		1,095	1,095,184

Jacobs Douwe Egberts International B.V.

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing November 1, 2025	EUR	421	474,639

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		2,052	2,040,721

JBS USA Lux S.A.

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		8,043	7,994,672

Nomad Foods Europe Midco Limited

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		1,318	1,297,652

Post Holdings, Inc.

Term Loan, 4.49%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		1,116	1,109,076

Restaurant Technologies, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		224	223,596

			$27,827,156

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service — 1.0%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024	7,500	$7,382,377

Aramark Services, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	933	926,828

Del Frisco’s Restaurant Group, Inc.

Term Loan, 8.50%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025	645	625,771

Dhanani Group, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025	645	632,222

IRB Holding Corp.

Term Loan, 5.74%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2025	2,010	1,964,487

KFC Holding Co.

Term Loan, 4.23%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	1,170	1,163,652

NPC International, Inc.

Term Loan, 6.05%, (USD LIBOR + 3.50%), Maturing April 19, 2024(5)	985	893,067

US Foods, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023	866	855,917

Welbilt, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025	1,767	1,731,541

		$16,175,862

Food / Drug Retailers — 0.4%

Albertsons, LLC

Term Loan, 5.61%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022	684	$679,672

Term Loan, 5.48%, (1 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	3,209	3,185,956

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing November 17, 2025	2,657	2,627,649

Diplomat Pharmacy, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	502	478,992

		$6,972,269

Health Care — 4.8%

Acadia Healthcare Company, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022	280	$278,703

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

ADMI Corp.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025	1,836	$1,809,731

Agiliti Health, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing January 4, 2026	475	474,394

Akorn, Inc.

Term Loan, 8.00%, (1 mo. USD LIBOR + 5.50%), Maturing April 16, 2021	1,115	913,937

Alliance Healthcare Services, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	848	841,299

Term Loan - Second Lien, 12.50%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024	525	521,063

Argon Medical Devices, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing January 23, 2025	421	419,348

Athletico Management, LLC

Term Loan, 5.99%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	574	573,563

Avantor, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing November 21, 2024	3,169	3,180,422

BioClinica, Inc.

Term Loan, 7.00%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	782	707,710

BW NHHC Holdco, Inc.

Term Loan, 7.49%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	1,067	1,040,264

Carestream Dental Equipment, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	419	401,880

CHG Healthcare Services, Inc.

Term Loan, 5.66%, (USD LIBOR + 3.00%), Maturing June 7, 2023(5)	3,771	3,750,709

Civitas Solutions, Inc.

Term Loan, 6.75%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	28	27,773

Term Loan, 6.75%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	447	447,152

Concentra, Inc.

Term Loan, 5.24%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	894	890,639

Convatec, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	686	683,427

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

CPI Holdco, LLC

Term Loan, 6.24%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		908	$899,280

CryoLife, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		543	543,804

CTC AcquiCo GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 7, 2025	EUR	903	994,289

DaVita, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021		3,707	3,711,022

Envision Healthcare Corporation

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		4,838	4,534,502

Equian, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing May 20, 2024		714	700,168

Gentiva Health Services, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		2,139	2,138,112

GHX Ultimate Parent Corporation

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		960	946,613

Greatbatch Ltd.

Term Loan, 5.49%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		1,285	1,285,688

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.66%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		3,945	3,923,018

Hanger, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		1,139	1,135,654

Inovalon Holdings, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		1,294	1,290,266

IQVIA, Inc.

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024		1,503	1,498,949

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025		1,502	1,498,182

Kinetic Concepts, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024		3,144	3,126,969

KUEHG Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		2,312	2,282,541

Term Loan - Second Lien, 10.85%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		425	425,000

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Medical Solutions, LLC

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	814	$814,275

MPH Acquisition Holdings, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	2,323	2,251,680

Navicure, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	840	829,740

One Call Corporation

Term Loan, 7.73%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	1,784	1,520,854

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	3,952	3,811,961

Parexel International Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	2,881	2,781,006

Phoenix Guarantor, Inc.

Term Loan, 6.98%, (1 mo. USD LIBOR + 4.50%), Maturing February 8, 2026	1,788	1,763,667

Term Loan, 0.50%, Maturing February 12, 2026(3)	163	160,333

Press Ganey Holdings, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing October 23, 2023	855	839,810

Prospect Medical Holdings, Inc.

Term Loan, 8.00%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	1,265	1,157,875

R1 RCM, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 5.25%), Maturing May 8, 2025	596	592,523

Radiology Partners Holdings, LLC

Term Loan, 7.42%, (USD LIBOR + 4.75%), Maturing June 21, 2025(5)	499	499,370

RadNet, Inc.

Term Loan, 6.53%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	1,759	1,762,919

Select Medical Corporation

Term Loan, 4.99%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	1,747	1,740,535

Sotera Health Holdings, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	993	974,871

Sound Inpatient Physicians

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	496	490,047

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Surgery Center Holdings, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	1,084	$1,066,909

Syneos Health, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024	334	331,855

Team Health Holdings, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	2,377	2,119,047

Tecomet, Inc.

Term Loan, 5.99%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	884	882,039

U.S. Anesthesia Partners, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	1,701	1,684,028

Verscend Holding Corp.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	1,592	1,581,036

Viant Medical Holdings, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	498	498,589

VVC Holding Corp.

Term Loan, 7.20%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	1,975	1,948,667

Wink Holdco, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	494	478,629

		$80,478,336

Home Furnishings — 0.3%

Bright Bidco B.V.

Term Loan, 6.07%, (USD LIBOR + 3.50%), Maturing June 30, 2024(5)	1,770	$1,396,095

Serta Simmons Bedding, LLC

Term Loan, 5.98%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023	5,219	3,879,083

		$5,275,178

Industrial Equipment — 2.3%

AI Alpine AT Bidco GmbH

Term Loan, 5.99%, (3 mo. USD LIBOR + 3.25%), Maturing October 31, 2025	225	$221,063

Altra Industrial Motion Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	779	768,067

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Apex Tool Group, LLC

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		2,543	$2,476,216

Carlisle Foodservice Products, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		273	266,498

Clark Equipment Company

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		1,817	1,784,496

CPM Holdings, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing November 15, 2025		324	322,161

Delachaux S.A.

Term Loan, 5.95%, (1 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		494	491,013

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	326	361,364

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	814	903,411

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		938	924,664

DXP Enterprises, Inc.

Term Loan, 7.25%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		566	565,667

Engineered Machinery Holdings, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		1,605	1,548,523

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		324	320,405

EWT Holdings III Corp.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		2,280	2,256,840

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	396	446,323

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		1,733	1,722,032

Gardner Denver, Inc.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	450	505,599

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		1,046	1,046,453

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	980	1,091,497

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		4,984	4,938,955

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Hamilton Holdco, LLC

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.00%), Maturing July 2, 2025		893	$882,084

Hayward Industries, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		493	484,035

LTI Holdings, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		473	456,083

Milacron, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,945	2,878,800

Pro Mach Group, Inc.

Term Loan, 5.24%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025		248	239,766

Quimper AB

Term Loan, Maturing February 13, 2026(2)	EUR	87	97,181

Term Loan, Maturing February 13, 2026(2)	EUR	1,788	2,007,087

Rexnord, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024		3,105	3,081,773

Robertshaw US Holding Corp.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		1,040	979,729

Shape Technologies Group, Inc.

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025		248	245,334

Tank Holding Corp.

Term Loan, Maturing March 22, 2026(2)		500	501,500

Thermon Industries, Inc.

Term Loan, 6.24%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		330	330,813

Titan Acquisition Limited

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		3,143	2,927,152

Wittur GmbH

Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	1,100	1,243,180

			$39,315,764

Insurance — 1.8%

Alliant Holdings I, Inc.

Term Loan, 5.23%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025		2,757	$2,660,528

AmWINS Group, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		3,261	3,223,886

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Asurion, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		5,175	$5,155,570

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		2,699	2,686,461

Term Loan - Second Lien, 9.00%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		2,750	2,793,398

Financiere CEP S.A.S.

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	550	616,449

FrontDoor, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025		473	471,443

Hub International Limited

Term Loan, 5.51%, (3 mo. USD LIBOR + 2.75%), Maturing April 25, 2025		5,161	4,999,182

NFP Corp.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		2,682	2,589,281

Sedgwick Claims Management Services, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		1,272	1,247,768

USI, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,201	3,101,211

			$29,545,177

Leisure Goods / Activities / Movies — 2.3%

AMC Entertainment Holdings, Inc.

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023		637	$635,905

Amer Sports Oyj

Term Loan, Maturing February 26, 2026(2)	EUR	3,550	3,948,082

Ancestry.com Operations, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		4,288	4,266,157

Bombardier Recreational Products, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		5,341	5,238,620

CDS U.S. Intermediate Holdings, Inc.

Term Loan, 6.30%, (USD LIBOR + 3.75%), Maturing July 8, 2022(5)		1,120	1,033,809

ClubCorp Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,959	1,858,651

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Crown Finance US, Inc.

Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	916	$1,016,221

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		2,055	2,010,431

Delta 2 (LUX) S.a.r.l.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		725	697,869

Emerald Expositions Holding, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,208	1,183,404

Etraveli Holding AB

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	850	955,276

Kasima, LLC

Term Loan, 5.06%, (2 mo. USD LIBOR + 2.50%), Maturing May 17, 2021		83	82,772

Lindblad Expeditions, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		470	471,087

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		1,880	1,884,347

Live Nation Entertainment, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023		3,719	3,706,318

Match Group, Inc.

Term Loan, 5.09%, (2 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		974	971,563

Sabre GLBL, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		1,135	1,128,548

SeaWorld Parks & Entertainment, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		2,219	2,210,326

SRAM, LLC

Term Loan, 5.36%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		1,389	1,383,500

Steinway Musical Instruments, Inc.

Term Loan, 6.23%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025		916	897,435

Travel Leaders Group, LLC

Term Loan, 6.48%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		968	972,526

UFC Holdings, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		2,364	2,351,567

			$38,904,414

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 2.3%

Aimbridge Acquisition Co., Inc.

Term Loan, 6.24%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026		275	$274,649

Aristocrat Technologies, Inc.

Term Loan, 4.53%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		1,204	1,183,451

Azelis Finance S.A.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing November 7, 2025	EUR	1,925	2,170,976

Boyd Gaming Corporation

Term Loan, 4.66%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		1,091	1,080,520

CityCenter Holdings, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		2,804	2,752,799

Eldorado Resorts, LLC

Term Loan, 4.88%, (2 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		940	930,852

ESH Hospitality, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023		2,093	2,078,501

Four Seasons Hotels Limited

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		1,075	1,068,395

Golden Nugget, Inc.

Term Loan, 5.24%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023		3,604	3,572,733

GVC Holdings PLC

Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing March 29, 2024	EUR	1,350	1,513,244

Term Loan, 4.53%, (6 mo. GBP LIBOR + 3.50%), Maturing March 29, 2024	GBP	700	907,889

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024		1,163	1,159,615

Hanjin International Corp.

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		550	546,562

Hilton Worldwide Finance, LLC

Term Loan, 4.24%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023		5,084	5,073,090

Las Vegas Sands, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025		1,114	1,095,652

MGM Growth Properties Operating Partnership L.P.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		2,280	2,249,107

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Playa Resorts Holding B.V.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		2,683	$2,584,245

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	975	1,099,859

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		4,147	4,145,849

VICI Properties 1, LLC

Term Loan, 4.49%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		2,315	2,280,919

Wyndham Hotels & Resorts, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025		1,368	1,352,947

			$39,121,854

Nonferrous Metals / Minerals — 0.4%

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(4)(8)		145	$119,489

Dynacast International, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		1,453	1,433,477

Global Brass & Copper, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing May 29, 2025		999	991,880

Murray Energy Corporation

Term Loan, 9.88%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022		2,273	1,895,131

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(6)		452	1,977

Oxbow Carbon, LLC

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing January 4, 2023		656	658,711

Term Loan - Second Lien, 10.00%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024		800	806,000

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	1,025	1,103,802

			$7,010,467

Oil and Gas — 1.0%

Ameriforge Group, Inc.

Term Loan, 9.60%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		743	$742,850

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Apergy Corporation

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	312	$308,727

Centurion Pipeline Company, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	274	273,970

CITGO Petroleum Corporation

Term Loan, 8.00%, (3 mo. USD Prime + 2.50%), Maturing July 29, 2021	1,732	1,729,862

Term Loan, Maturing March 22, 2024(2)	2,550	2,545,219

Delek US Holdings, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	396	393,030

Fieldwood Energy, LLC

Term Loan, 7.75%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	2,771	2,658,021

McDermott Technology Americas, Inc.

Term Loan, 7.50%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	1,312	1,259,936

MEG Energy Corp.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	1,224	1,218,941

Prairie ECI Acquiror L.P.

Term Loan, 7.37%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	900	903,937

PSC Industrial Holdings Corp.

Term Loan, 6.23%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	790	780,619

Sheridan Investment Partners II L.P.

Term Loan, 6.13%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	45	37,909

Term Loan, 6.13%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	122	101,649

Term Loan, 6.13%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	875	730,721

Sheridan Production Partners I, LLC

Term Loan, 6.11%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	109	91,809

Term Loan, 6.11%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	178	150,309

Term Loan, 6.11%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,342	1,134,334

Ultra Resources, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.00%), Maturing April 12, 2024	1,650	1,443,750

		$16,505,593

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 0.5%

Ascend Learning, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	1,207	$1,185,509

Canyon Valor Companies, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023	1,712	1,696,830

Getty Images, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	1,097	1,092,855

Harland Clarke Holdings Corp.

Term Loan, 7.35%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	374	338,360

Lamar Media Corporation

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing March 14, 2025	569	568,534

LSC Communications, Inc.

Term Loan, 8.00%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	964	964,250

Multi Color Corporation

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2024	370	370,081

ProQuest, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	1,831	1,825,937

Tweddle Group, Inc.

Term Loan, 6.99%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	657	619,954

		$8,662,310

Radio and Television — 1.4%

ALM Media Holdings, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	510	$484,797

CBS Radio, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	1,713	1,670,068

Cumulus Media New Holdings, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	3,902	3,843,230

E.W. Scripps Company (The)

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing October 2, 2024	419	406,590

Entravision Communications Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	962	918,272

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Gray Television, Inc.

Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	278	$275,320

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	748	741,346

Hubbard Radio, LLC

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	896	890,275

iHeartCommunications, Inc.

Term Loan, 0.00%, Maturing July 30, 2019(6)	1,682	1,202,719

Term Loan, 0.00%, Maturing January 30, 2020(6)	1,066	763,722

Mission Broadcasting, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	358	350,062

Nexstar Broadcasting, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	1,943	1,902,035

Sinclair Television Group, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	494	490,270

Townsquare Media, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2022	2,276	2,253,069

Univision Communications, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	7,656	7,231,854

		$23,423,629

Retailers (Except Food and Drug) — 1.5%

Ascena Retail Group, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	3,226	$2,826,940

Bass Pro Group, LLC

Term Loan, 7.50%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,527	1,496,206

BJ’s Wholesale Club, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing February 3, 2024	1,061	1,059,683

CDW, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	2,512	2,509,664

Coinamatic Canada, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	54	52,177

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

David’s Bridal, Inc.

Term Loan, 10.29%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	468	$477,126

Term Loan, 10.79%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2026	1,777	1,541,942

Global Appliance, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	1,045	1,033,704

Harbor Freight Tools USA, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	564	552,702

Hoya Midco, LLC

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	2,115	2,051,392

J. Crew Group, Inc.

Term Loan, 5.63%, (3 mo. USD LIBOR + 3.00%), Maturing March 5, 2021(4)	3,746	2,248,121

LSF9 Atlantis Holdings, LLC

Term Loan, 8.48%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	1,100	1,021,335

Party City Holdings, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 19, 2022	1,183	1,175,847

PetSmart, Inc.

Term Loan, 5.49%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	4,354	3,915,632

PFS Holding Corporation

Term Loan, 5.99%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	2,230	1,115,186

Pier 1 Imports (U.S.), Inc.

Term Loan, 6.38%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	643	347,186

Radio Systems Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	467	462,021

Staples, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	667	663,170

		$24,550,034

Steel — 0.4%

Atkore International, Inc.

Term Loan, 5.36%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	412	$407,990

GrafTech Finance, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	2,781	2,767,413

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)

Neenah Foundry Company

Term Loan, 9.07%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022		789	$781,368

Phoenix Services International, LLC

Term Loan, 6.24%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025		891	885,431

Zekelman Industries, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021		1,292	1,281,138

			$6,123,340

Surface Transport — 0.3%

Agro Merchants NAI Holdings, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024		395	$391,682

Hertz Corporation (The)

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		1,221	1,200,211

Kenan Advantage Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		129	127,599

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		425	419,598

PODS, LLC

Term Loan, 5.24%, (1 mo. USD LIBOR + 2.75%), Maturing December 6, 2024		665	653,824

Stena International S.a.r.l.

Term Loan, 5.61%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021		1,995	1,975,050

XPO Logistics, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		650	639,285

			$5,407,249

Telecommunications — 1.9%

CenturyLink, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		5,629	$5,516,175

Colorado Buyer, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		933	906,151

Digicel International Finance Limited

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		862	768,508

eircom Finco S.a.r.l.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing April 19, 2024	EUR	2,200	2,449,685

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Frontier Communications Corp.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		2,112	$2,063,087

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	1,700	1,865,260

Global Eagle Entertainment, Inc.

Term Loan, 10.35%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		2,220	2,186,279

Intelsat Jackson Holdings S.A.

Term Loan, 6.99%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		1,500	1,504,218

IPC Corp.

Term Loan, 7.25%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		1,088	886,587

Level 3 Financing, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		700	693,000

Onvoy, LLC

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		833	753,865

Plantronics, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		1,333	1,310,994

Sprint Communications, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		4,043	3,928,805

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024		798	783,536

Syniverse Holdings, Inc.

Term Loan, 7.48%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		1,064	977,115

Telesat Canada

Term Loan, 5.11%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		5,457	5,393,385

			$31,986,650

Utilities — 1.1%

Brookfield WEC Holdings, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing August 1, 2025		2,369	$2,369,359

Calpine Construction Finance Company L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025		2,771	2,741,050

Calpine Corporation

Term Loan, 5.11%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024		3,633	3,605,177

Term Loan, Maturing March 22, 2026(2)		925	917,002

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)

Dayton Power & Light Company (The)

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing August 24, 2022	660	$659,813

Granite Acquisition, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	143	143,295

Term Loan, 6.30%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	3,141	3,140,673

Lightstone Holdco, LLC

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	59	57,311

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,045	1,016,131

Longview Power, LLC

Term Loan, 8.75%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	337	294,766

Talen Energy Supply, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	954	947,089

Term Loan, 6.50%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	804	797,858

USIC Holdings, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	198	193,502

Vistra Operations Company, LLC

Term Loan, 4.49%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	1,117	1,102,466

		$17,985,492

Total Senior Floating-Rate Loans (identified cost $868,987,441)		$840,405,444

Corporate Bonds & Notes — 47.1%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.6%

Bombardier, Inc.

6.00%, 10/15/22(9)	4,999	$5,067,736

6.125%, 1/15/23(9)	1,286	1,306,897

7.875%, 4/15/27(9)	1,102	1,137,815

Booz Allen Hamilton, Inc.

5.125%, 5/1/25(9)	345	345,863

BWX Technologies, Inc.

5.375%, 7/15/26(9)	1,305	1,331,100

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

Huntington Ingalls Industries, Inc.

5.00%, 11/15/25(9)		415	$426,413

Lockheed Martin Corp.

3.55%, 1/15/26		960	992,016

Northrop Grumman Corp.

2.93%, 1/15/25		770	760,344

TA MFG., Ltd.

3.625%, 4/15/23(10)	EUR	375	429,162

TransDigm UK Holdings PLC

6.875%, 5/15/26(9)		725	723,187

TransDigm, Inc.

6.50%, 7/15/24		7,535	7,770,469

6.50%, 5/15/25		185	188,487

6.25%, 3/15/26(9)		2,408	2,504,320

6.375%, 6/15/26		670	665,712

7.50%, 3/15/27(9)		3,449	3,539,536

			$27,189,057

Air Transport — 0.1%

Azul Investments LLP

5.875%, 10/26/24(9)		1,030	$975,935

			$975,935

Automotive — 0.8%

Adient Global Holdings, Ltd.

3.50%, 8/15/24(10)	EUR	150	$127,445

Deck Chassis Acquisition, Inc.

10.00%, 6/15/23(9)		1,840	1,952,700

Fiat Chrysler Finance Europe SA

4.75%, 3/22/21(10)	EUR	325	394,382

Garrett LX I S.a.r.l./Garrett Borrowing, LLC

5.125%, 10/15/26(10)	EUR	100	106,610

General Motors Co.

5.00%, 4/1/35		1,095	996,142

Gestamp Funding Luxembourg SA

3.50%, 5/15/23(10)	EUR	300	339,918

IHO Verwaltungs GmbH

3.25%, (3.25% cash or 4.00% PIK), 9/15/23(10)(11)	EUR	200	229,144

Navistar International Corp.

6.625%, 11/1/25(9)		3,015	3,079,069

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

4.375%, 5/15/26(10)(12)	EUR	300	343,442

6.25%, 5/15/26(9)(12)		1,671	1,708,598

8.50%, 5/15/27(9)(12)		3,186	3,201,930

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

RAC Bond Co. PLC

5.00%, 11/6/22(10)	GBP	250	$298,458

ZF North America Capital, Inc.

4.50%, 4/29/22(9)		392	393,725

			$13,171,563

Banks and Thrifts — 0.6%

Banco Comercial Portugues SA

4.50% to 12/7/22, 12/7/27(10)(13)	EUR	500	$541,054

Banco Mercantil del Norte SA/Grand Cayman

5.75% to 10/4/26, 10/4/31(9)(13)		1,160	1,106,350

Bank of America Corp.

4.443% to 1/20/47, 1/20/48(13)		580	608,873

Bank of Montreal

3.803% to 12/15/27, 12/15/32(13)		1,325	1,282,514

BBVA Bancomer SA

5.125% to 1/18/28, 1/18/33(9)(13)		1,515	1,398,724

Danske Bank A/S

5.375%, 1/12/24(9)		2,000	2,082,042

First Midwest Bancorp, Inc.

5.875%, 9/29/26		1,000	1,070,380

Flagstar Bancorp, Inc.

6.125%, 7/15/21		650	676,571

Goldman Sachs Group, Inc. (The)

4.75%, 10/21/45		575	613,546

HSBC Holdings PLC

5.25%, 3/14/44		665	729,666

			$10,109,720

Beverage and Tobacco — 0.1%

Anheuser-Busch InBev Finance, Inc.

4.625%, 2/1/44		860	$832,460

BAT Capital Corp.

3.557%, 8/15/27		1,045	991,296

			$1,823,756

Brokerage / Securities Dealers / Investment Houses — 0.2%

Alliance Data Systems Corp.

5.875%, 11/1/21(9)		1,620	$1,660,500

Intrum Justitia AB

3.125%, 7/15/24(10)	EUR	400	438,214

Macquarie Group, Ltd.

5.033% to 1/15/29, 1/15/30(9)(13)		1,000	1,062,920

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.

4.875%, 4/15/45(9)		500	$454,683

			$3,616,317

Building and Development — 1.1%

ADLER Real Estate AG

1.875%, 4/27/23(10)	EUR	500	$554,072

AT Securities B.V.

5.25% to 7/21/23(10)(13)(14)		500	476,823

Builders FirstSource, Inc.

5.625%, 9/1/24(9)		761	752,439

DEMIRE Deutsche Mittelstand Real Estate AG

2.875%, 7/15/22(10)	EUR	400	454,645

Five Point Operating Co., L.P./Five Point Capital Corp.

7.875%, 11/15/25(9)		1,213	1,164,480

Greystar Real Estate Partners, LLC

5.75%, 12/1/25(9)		2,975	2,989,875

Hillman Group, Inc. (The)

6.375%, 7/15/22(9)		2,096	1,881,160

LSF9 Balta Issuer S.a.r.l.

7.75%, 9/15/22(10)	EUR	122	133,408

MDC Holdings, Inc.

6.00%, 1/15/43		982	844,520

Miller Homes Group Holdings PLC

5.50%, 10/15/24(10)	GBP	100	129,144

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(9)		4,610	4,771,350

Standard Industries, Inc.

6.00%, 10/15/25(9)		2,330	2,451,370

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.

4.375%, 6/15/19		1,725	1,731,469

5.875%, 6/15/24		280	282,100

			$18,616,855

Business Equipment and Services — 1.2%

Arena Luxembourg Finance S.a.r.l.

2.75%, (3 mo. EURIBOR + 2.75%), 11/1/23(10)(15)	EUR	500	$566,397

Carriage Services, Inc.

6.625%, 6/1/26(9)		1,025	1,053,187

EC Finance PLC

2.375%, 11/15/22(10)	EUR	500	569,821

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EIG Investors Corp.

10.875%, 2/1/24		3,810	$4,029,075

First Data Corp.

5.00%, 1/15/24(9)		815	835,069

KAR Auction Services, Inc.

5.125%, 6/1/25(9)		2,833	2,815,294

La Financiere Atalian S.A.

5.125%, 5/15/25(10)	EUR	203	185,800

Prime Security Services Borrower, LLC/Prime Finance, Inc.

9.25%, 5/15/23(9)		3,269	3,440,622

ServiceMaster Co., LLC (The)

7.45%, 8/15/27		1,975	2,088,562

Solera, LLC/Solera Finance, Inc.

10.50%, 3/1/24(9)		1,035	1,127,032

Vantiv, LLC/Vanity Issuer Corp.

3.875%, 11/15/25(10)	GBP	350	475,471

4.375%, 11/15/25(9)		945	976,308

West Corp.

8.50%, 10/15/25(9)		2,659	2,300,035

			$20,462,673

Cable and Satellite Television — 2.5%

Altice France S.A.

7.375%, 5/1/26(9)		965	$948,112

8.125%, 2/1/27(9)		2,182	2,209,275

Cablevision Systems Corp.

8.00%, 4/15/20		635	665,163

5.875%, 9/15/22		1,085	1,136,537

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.25%, 9/30/22		4,295	4,383,584

5.75%, 1/15/24		1,980	2,036,925

5.875%, 4/1/24(9)		230	240,950

5.375%, 5/1/25(9)		3,605	3,731,175

5.75%, 2/15/26(9)		1,885	1,979,250

5.00%, 2/1/28(9)		1,755	1,739,644

Comcast Corp.

3.999%, 11/1/49		780	761,691

CSC Holdings, LLC

6.75%, 11/15/21		2,780	2,978,075

5.25%, 6/1/24		355	361,213

10.875%, 10/15/25(9)		2,816	3,258,112

5.50%, 5/15/26(9)		2,000	2,060,600

7.50%, 4/1/28(9)		619	666,384

6.50%, 2/1/29(9)		543	578,974

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

DISH DBS Corp.

6.75%, 6/1/21		410	$423,735

5.875%, 7/15/22		2,395	2,326,862

5.875%, 11/15/24		530	447,188

7.75%, 7/1/26		85	74,163

Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH

4.00%, 1/15/25(10)	EUR	500	586,131

UPC Holding B.V.

5.50%, 1/15/28(9)		1,625	1,625,000

Virgin Media Secured Finance PLC

5.50%, 1/15/25(9)		725	740,406

5.25%, 1/15/26(9)		2,430	2,454,300

WarnerMedia, LLC

3.80%, 2/15/27		500	497,907

Ziggo Bond Co., B.V.

3.75%, 1/15/25(10)	EUR	125	143,799

5.875%, 1/15/25(9)		730	722,700

5.50%, 1/15/27(9)		1,947	1,932,397

6.00%, 1/15/27(9)		745	717,062

			$42,427,314

Chemicals and Plastics — 0.9%

Chemours Co. (The)

7.00%, 5/15/25		971	$1,024,405

4.00%, 5/15/26	EUR	200	227,760

5.375%, 5/15/27		3,173	3,168,018

Monitchem HoldCo 3 S.A.

5.25%, 6/15/21(10)	EUR	250	281,372

Nufarm Australia, Ltd./Nufarm Americas, Inc.

5.75%, 4/30/26(9)		1,160	1,078,800

Nutrien, Ltd.

5.00%, 4/1/49(12)		500	521,656

OCI N.V.

6.625%, 4/15/23(9)		582	606,444

Olin Corp.

5.00%, 2/1/30		653	642,389

SPCM S.A.

4.875%, 9/15/25(9)		1,356	1,330,982

Tronox Finance PLC

5.75%, 10/1/25(9)		865	805,531

Tronox, Inc.

6.50%, 4/15/26(9)		975	934,196

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Valvoline, Inc.

5.50%, 7/15/24		375	$382,500

Venator Finance S.a.r.l./Venator Materials, LLC

5.75%, 7/15/25(9)		835	736,888

Versum Materials, Inc.

5.50%, 9/30/24(9)		1,270	1,338,263

W.R. Grace & Co.

5.125%, 10/1/21(9)		2,170	2,251,809

5.625%, 10/1/24(9)		490	523,075

			$15,854,088

Clothing / Textiles — 0.3%

PrestigeBidCo GmbH

6.25%, 12/15/23(10)	EUR	265	$315,855

PVH Corp.

7.75%, 11/15/23		3,740	4,219,038

William Carter Co. (The)

5.625%, 3/15/27(9)		811	841,412

			$5,376,305

Commercial Services — 0.1%

Intertrust Group B.V.

3.375%, 11/15/25(10)	EUR	340	$391,248

IPD 3 B.V.

4.50%, 7/15/22(10)	EUR	475	550,530

Verisure Holding AB

3.50%, 5/15/23(10)	EUR	140	162,761

Verisure Midholding AB

5.75%, 12/1/23(10)	EUR	200	228,007

			$1,332,546

Computers — 0.2%

Apple, Inc.

3.75%, 11/13/47		500	$500,775

DXC Technology Co.

4.75%, 4/15/27		1,000	1,017,427

Seagate HDD Cayman

4.75%, 1/1/25		665	649,791

4.875%, 6/1/27		969	925,407

5.75%, 12/1/34		1,030	946,072

			$4,039,472

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.3%

Spectrum Brands, Inc.

5.75%, 7/15/25		3,470	$3,513,375

TMS International Corp.

7.25%, 8/15/25(9)		1,425	1,383,703

			$4,897,078

Consumer Products — 0.1%

Central Garden & Pet Co.

6.125%, 11/15/23		575	$603,031

5.125%, 2/1/28		285	262,200

			$865,231

Containers and Glass Products — 0.8%

Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc.

4.25%, 9/15/22(9)		375	$375,938

2.75%, 3/15/24(10)	EUR	500	575,241

7.25%, 5/15/24(9)		214	226,241

Ball Corp.

4.375%, 12/15/20		2,375	2,416,562

Berry Global, Inc.

6.00%, 10/15/22		970	1,001,525

4.50%, 2/15/26(9)		1,022	973,659

BWAY Holding Co.

5.50%, 4/15/24(9)		1,115	1,111,153

7.25%, 4/15/25(9)		309	299,149

Crown Americas, LLC/Crown Americas Capital Corp., V

4.25%, 9/30/26		660	641,025

Crown Americas, LLC/Crown Americas Capital Corp., VI

4.75%, 2/1/26		750	755,475

Owens-Brockway Glass Container, Inc.

5.875%, 8/15/23(9)		980	1,030,127

6.375%, 8/15/25(9)		700	736,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.75%, 10/15/20		242	242,883

5.125%, 7/15/23(9)		1,015	1,032,762

7.00%, 7/15/24(9)		1,426	1,471,632

Smurfit Kappa Acquisitions ULC

2.375%, 2/1/24(10)	EUR	200	234,751

2.875%, 1/15/26(10)	EUR	100	116,974

			$13,241,847

Security		Principal Amount* (000’s omitted)	Value

Distribution & Wholesale — 0.1%

LKQ Italia Bondco SpA

3.875%, 4/1/24(10)	EUR	375	$449,892

Parts Europe SA

4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(10)(15)	EUR	335	376,028

			$825,920

Diversified Financial Services — 0.9%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust

3.65%, 7/21/27		575	$538,136

Arrow Global Finance PLC

2.875%, (3 mo. EURIBOR + 2.875%), 4/1/25(10)(15)	EUR	250	268,975

Barclays PLC

4.337%, 1/10/28		2,000	1,991,512

BrightSphere Investment Group PLC

4.80%, 7/27/26		2,195	2,150,268

Cadence Financial Corp.

4.875%, 6/28/19(9)		1,375	1,374,901

Credito Real SAB de CV SOFOM ER

9.50%, 2/7/26(9)		1,000	1,056,550

Discover Bank

4.682% to 8/9/23, 8/9/28(13)		1,000	1,017,295

GE Capital UK Funding Unlimited Co.

5.875%, 11/4/20	GBP	106	146,955

Grupo KUO SAB de CV

5.75%, 7/7/27(9)		2,000	1,935,000

Jefferies Finance, LLC/JFIN Co-Issuer Corp.

7.25%, 8/15/24(9)		2,260	2,237,400

Lincoln Financing S.a.r.l.

3.625%, 4/1/24(10)(12)	EUR	140	158,714

LSF10 Wolverine Investments SCA

4.625%, (3 mo. EURIBOR + 4.625%), 3/15/24(10)(15)	EUR	200	225,752

SASU Newco SAB 20 SAS

4.25%, 9/30/24(10)	EUR	390	422,182

UniCredit SpA

5.861% to 6/19/27, 6/19/32(9)(13)		715	659,816

7.296% to 4/2/29, 4/2/34(9)(12)(13)		500	505,205

Unifin Financiera SAB de CV SOFOM ENR

8.875% to 1/29/25(9)(13)(14)		248	216,382

7.375%, 2/12/26(9)		400	377,500

			$15,282,543

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Drugs — 1.6%

Bausch Health Companies, Inc.

6.50%, 3/15/22(9)		2,419	$2,506,689

5.50%, 3/1/23(9)		637	642,465

5.875%, 5/15/23(9)		3,635	3,684,981

7.00%, 3/15/24(9)		3,810	4,040,505

6.125%, 4/15/25(9)		345	342,413

5.50%, 11/1/25(9)		2,880	2,952,000

9.00%, 12/15/25(9)		2,340	2,550,717

9.25%, 4/1/26(9)		670	734,856

8.50%, 1/31/27(9)		2,504	2,660,500

5.75%, 8/15/27(9)		412	423,330

Catalent Pharma Solutions, Inc.

4.875%, 1/15/26(9)		2,700	2,686,500

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC

6.375%, 8/1/23(9)		3,240	3,308,850

			$26,533,806

Ecological Services and Equipment — 0.7%

Advanced Disposal Services, Inc.

5.625%, 11/15/24(9)		1,405	$1,440,125

Clean Harbors, Inc.

5.125%, 6/1/21		900	903,375

Covanta Holding Corp.

5.875%, 3/1/24		1,900	1,952,250

5.875%, 7/1/25		860	878,275

GFL Environmental, Inc.

5.375%, 3/1/23(9)		1,695	1,610,250

Hulk Finance Corp.

7.00%, 6/1/26(9)		2,405	2,284,750

Waste Pro USA, Inc.

5.50%, 2/15/26(9)		2,432	2,352,960

			$11,421,985

Electric Utilities — 0.4%

ContourGlobal Power Holdings SA

4.125%, 8/1/25(10)	EUR	390	$448,505

Drax Finco PLC

4.25%, 5/1/22(10)	GBP	325	424,968

Edison International

2.40%, 9/15/22		2,200	2,039,626

EDP - Energias de Portugal SA

4.496% to 4/30/24, 4/30/79(10)(13)	EUR	300	352,253

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

Engie Energia Chile SA

4.50%, 1/29/25(9)		1,652	$1,716,602

Pacific Gas & Electric Co.

4.25%, 3/15/46(6)		600	496,500

TenneT Holding B.V.

2.995% to 6/1/24(10)(13)(14)	EUR	350	403,609

			$5,882,063

Electronics / Electrical — 1.5%

Avnet, Inc.

4.625%, 4/15/26		985	$1,008,315

Enel Finance International NV

3.625%, 5/25/27(9)		2,310	2,214,723

Energizer Gamma Acquisition B.V.

4.625%, 7/15/26(10)	EUR	155	179,078

Energizer Holdings, Inc.

6.375%, 7/15/26(9)		3,857	3,963,067

7.75%, 1/15/27(9)		829	885,994

Entegris, Inc.

4.625%, 2/10/26(9)		517	514,415

Exelon Corp.

5.625%, 6/15/35		819	931,745

Infor (US), Inc.

6.50%, 5/15/22		1,760	1,790,800

Ingram Micro, Inc.

5.45%, 12/15/24		1,889	1,875,038

Jabil, Inc.

3.95%, 1/12/28		1,040	975,520

Marvell Technology Group, Ltd.

4.875%, 6/22/28		1,000	1,035,622

Microchip Technology, Inc.

4.333%, 6/1/23(9)		571	583,950

Perusahaan Listrik Negara PT

5.25%, 10/24/42(10)		4,400	4,392,388

Resideo Funding, Inc.

6.125%, 11/1/26(9)		616	637,560

Trimble, Inc.

4.90%, 6/15/28		497	508,674

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 2/1/23(9)		605	580,800

10.50%, 2/1/24(9)		778	700,200

Western Digital Corp.

4.75%, 2/15/26		2,951	2,821,894

			$25,599,783

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Energy — 0.1%

Sunoco, L.P./Sunoco Finance Corp.

4.875%, 1/15/23		950	$967,480

5.50%, 2/15/26		412	408,910

			$1,376,390

Engineering & Construction — 0.0%(7)

Abengoa Abenewco 2 SAU

1.50%, (0.25% cash, 1.25% PIK), 3/31/23(9)		376	$4,820

			$4,820

Entertainment — 0.1%

CPUK Finance, Ltd.

4.875%, 2/28/47(10)	GBP	485	$623,110

Merlin Entertainments PLC

5.75%, 6/15/26(9)		870	899,362

Pinewood Finance Co., Ltd.

3.75%, 12/1/23(10)	GBP	250	329,590

			$1,852,062

Equipment Leasing — 0.1%

Ashtead Capital, Inc.

4.125%, 8/15/25(9)		2,120	$2,093,500

			$2,093,500

Financial Intermediaries — 1.1%

CIT Group, Inc.

6.125%, 3/9/28		650	$724,750

Credit Acceptance Corp.

7.375%, 3/15/23		925	963,156

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22		2,385	2,452,615

6.375%, 12/15/25		820	841,525

JPMorgan Chase & Co.

4.26% to 2/22/47, 2/22/48(13)		700	720,265

Series S, 6.75% to 2/1/24(13)(14)		3,325	3,647,242

Navient Corp.

4.875%, 6/17/19		148	148,278

8.00%, 3/25/20		2,150	2,241,375

5.00%, 10/26/20		995	1,011,169

7.25%, 1/25/22		215	228,706

6.75%, 6/15/26		680	652,800

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Springleaf Finance Corp.

7.125%, 3/15/26		998	$1,017,955

Synchrony Financial

4.25%, 8/15/24		2,485	2,502,754

4.50%, 7/23/25		433	435,305

Synovus Financial Corp.

5.90% to 2/7/24, 2/7/29(13)		441	443,866

UPCB Finance IV, Ltd.

5.375%, 1/15/25(9)		200	203,500

			$18,235,261

Financial Services — 0.5%

Brookfield Finance, Inc.

4.70%, 9/20/47		1,050	$1,012,665

Deutsche Bank AG

4.25%, 2/4/21		1,800	1,807,848

Nordea Bank ABP

4.625% to 9/13/28, 9/13/33(9)(13)		1,000	1,011,306

Sensata Technologies UK Financing Co. PLC

6.25%, 2/15/26(9)		2,735	2,912,775

Yapi ve Kredi Bankasi AS

8.25%, 10/15/24(9)		1,500	1,435,137

			$8,179,731

Food Products — 0.8%

Dole Food Co., Inc.

7.25%, 6/15/25(9)		3,550	$3,159,500

Iceland Bondco PLC

5.178%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(15)	GBP	210	273,546

Post Holdings, Inc.

5.50%, 3/1/25(9)		1,680	1,705,200

8.00%, 7/15/25(9)		745	799,013

5.00%, 8/15/26(9)		2,275	2,220,969

5.625%, 1/15/28(9)		1,193	1,188,526

Smithfield Foods, Inc.

2.65%, 10/3/21(9)		550	529,082

Tesco PLC

6.125%, 2/24/22	GBP	400	579,122

US Foods, Inc.

5.875%, 6/15/24(9)		2,560	2,630,400

			$13,085,358

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company/ New Red Finance, Inc.

4.625%, 1/15/22(9)		2,410	$2,427,376

4.25%, 5/15/24(9)		2,720	2,699,600

5.00%, 10/15/25(9)		3,470	3,436,341

Welbilt, Inc.

9.50%, 2/15/24		815	882,238

			$9,445,555

Food / Drug Retailers — 0.1%

JBS Investments GmbH

6.25%, 2/5/23(9)		2,075	$2,111,624

			$2,111,624

Forest Products — 0.0%(7)

Mercer International, Inc.

5.50%, 1/15/26		450	$443,250

			$443,250

Health Care — 3.7%

Abbott Laboratories

4.90%, 11/30/46		360	$416,804

Amgen, Inc.

2.60%, 8/19/26		840	796,054

Centene Corp.

4.75%, 5/15/22		870	887,400

6.125%, 2/15/24		200	209,810

4.75%, 1/15/25		2,450	2,505,125

5.375%, 6/1/26(9)		2,690	2,811,050

Charles River Laboratories International, Inc.

5.50%, 4/1/26(9)		545	566,800

Eagle Holding Co. II, LLC

7.625%, (7.625% cash or 8.375% PIK), 5/15/22(9)(11)		1,461	1,477,436

Gilead Sciences, Inc.

2.95%, 3/1/27		800	779,336

Grifols S.A.

3.20%, 5/1/25(10)	EUR	550	628,760

HCA Healthcare, Inc.

6.25%, 2/15/21		1,710	1,801,229

HCA, Inc.

6.50%, 2/15/20		3,215	3,309,594

7.50%, 2/15/22		2,930	3,238,529

5.00%, 3/15/24		675	715,536

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)

HCA, Inc. (continued)

5.875%, 2/15/26		2,705	$2,928,162

5.375%, 9/1/26		1,610	1,698,550

5.625%, 9/1/28		1,990	2,109,400

5.875%, 2/1/29		1,076	1,160,681

Hologic, Inc.

4.375%, 10/15/25(9)		1,665	1,664,667

IQVIA, Inc.

5.00%, 10/15/26(9)		850	872,848

Kinetic Concepts, Inc./KCI USA, Inc.

7.875%, 2/15/21(9)		1,230	1,260,713

12.50%, 11/1/21(9)		2,965	3,217,025

Medtronic Global Holdings SCA

3.35%, 4/1/27		750	764,754

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(9)		7,100	7,100,000

Polaris Intermediate Corp.

8.50%, (8.50% cash or 9.25% PIK), 12/1/22(9)(11)		2,824	2,796,443

Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.

7.50%, 10/1/24(9)		3,367	3,560,602

Synlab Bondco PLC

3.50%, (3 mo. EURIBOR + 3.50%), 7/1/22(10)(15)	EUR	580	652,378

Team Health Holdings, Inc.

6.375%, 2/1/25(9)		875	714,219

Teleflex, Inc.

5.25%, 6/15/24		790	812,223

4.625%, 11/15/27		1,055	1,050,390

Tenet Healthcare Corp.

6.00%, 10/1/20		2,435	2,529,356

8.125%, 4/1/22		2,040	2,202,384

6.75%, 6/15/23		325	335,969

UnitedHealth Group, Inc.

3.375%, 4/15/27		475	481,887

WellCare Health Plans, Inc.

5.25%, 4/1/25		3,275	3,401,906

5.375%, 8/15/26(9)		1,215	1,274,231

			$62,732,251

Home Furnishings — 0.1%

Harman International Industries, Inc.

4.15%, 5/15/25		940	$968,770

			$968,770

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 0.2%

CFX Escrow Corp.

6.00%, 2/15/24(9)		478	$499,510

6.375%, 2/15/26(9)		780	831,184

CNH Industrial Capital, LLC

4.20%, 1/15/24		805	827,319

Orano SA

4.875%, 9/23/24	EUR	450	552,452

Wabtec Corp.

3.45%, 11/15/26		1,000	930,845

Wittur International Holding GmbH

8.50%, 2/15/23(10)	EUR	255	293,331

			$3,934,641

Insurance — 0.8%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer

8.25%, 8/1/23(9)		5,430	$5,592,900

Ardonagh Midco 3 PLC

8.375%, 7/15/23(10)	GBP	440	499,724

8.625%, 7/15/23(9)		2,335	2,008,100

Athene Holding, Ltd.

4.125%, 1/12/28		1,000	962,135

Berkshire Hathaway Energy Co.

4.50%, 2/1/45		680	725,229

Hub International, Ltd.

7.00%, 5/1/26(9)		2,479	2,460,407

MGIC Investment Corp.

5.75%, 8/15/23		1,000	1,060,000

USI, Inc.

6.875%, 5/1/25(9)		948	923,115

			$14,231,610

Internet Software & Services — 0.6%

eDreams Odigeo SA

5.50%, 9/1/23(10)	EUR	180	$199,962

Netflix, Inc.

5.50%, 2/15/22		1,825	1,920,812

4.875%, 4/15/28		1,665	1,652,513

5.875%, 11/15/28(9)		1,810	1,916,337

Riverbed Technology, Inc.

8.875%, 3/1/23(9)		3,495	2,673,675

Symantec Corp.

5.00%, 4/15/25(9)		2,143	2,148,930

			$10,512,229

Security		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 1.1%

AMC Entertainment Holdings, Inc.

6.375%, 11/15/24	GBP	225	$286,295

5.875%, 11/15/26		710	642,550

6.125%, 5/15/27		2,545	2,312,769

Cinemark USA, Inc.

4.875%, 6/1/23		2,730	2,782,689

Mattel, Inc.

6.75%, 12/31/25(9)		2,517	2,482,391

National CineMedia, LLC

6.00%, 4/15/22		725	735,875

NCL Corp., Ltd.

4.75%, 12/15/21(9)		1,086	1,100,932

Sabre GLBL, Inc.

5.375%, 4/15/23(9)		855	878,239

Viking Cruises, Ltd.

6.25%, 5/15/25(9)		1,690	1,723,800

5.875%, 9/15/27(9)		4,760	4,641,000

WMG Acquisition Corp.

3.625%, 10/15/26(10)	EUR	165	191,439

			$17,777,979

Lodging and Casinos — 2.4%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(9)		2,832	$2,739,960

Eldorado Resorts, Inc.

6.00%, 4/1/25		1,450	1,475,375

6.00%, 9/15/26		1,634	1,666,680

ESH Hospitality, Inc.

5.25%, 5/1/25(9)		1,260	1,255,275

Gateway Casinos & Entertainment, Ltd.

8.25%, 3/1/24(9)		255	268,706

GLP Capital, L.P./GLP Financing II, Inc.

4.875%, 11/1/20		2,650	2,706,975

5.75%, 6/1/28		1,125	1,212,131

Golden Nugget, Inc.

6.75%, 10/15/24(9)		2,945	2,967,087

8.75%, 10/1/25(9)		1,995	2,099,738

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/24		1,410	1,410,874

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.

10.25%, 11/15/22(9)		766	825,365

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24		480	$503,400

4.50%, 9/1/26		895	874,863

5.75%, 2/1/27(9)		573	593,771

MGM Resorts International

6.625%, 12/15/21		2,455	2,629,919

7.75%, 3/15/22		3,340	3,699,050

5.75%, 6/15/25		1,445	1,504,606

NH Hotel Group S.A.

3.75%, 10/1/23(10)	EUR	225	260,969

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23		1,596	1,611,960

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(9)		3,930	4,106,850

Studio City Co., Ltd.

7.25%, 11/30/21(9)		845	876,257

VICI Properties 1, LLC/VICI FC, Inc.

8.00%, 10/15/23		2,969	3,265,624

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(9)		1,523	1,443,043

Wynn Macau, Ltd.

5.50%, 10/1/27(9)		215	206,400

			$40,204,878

Machinery — 0.2%

Cloud Crane, LLC

10.125%, 8/1/24(9)		1,625	$1,750,937

Nvent Finance S.a.r.l.

4.55%, 4/15/28		1,000	1,006,658

			$2,757,595

Manufacturing — 0.2%

Novelis Corp.

6.25%, 8/15/24(9)		1,065	$1,091,625

5.875%, 9/30/26(9)		1,530	1,526,175

			$2,617,800

Media — 0.1%

McGraw-Hill Global Education Holdings, LLC/ McGraw-Hill Global Education Finance

7.875%, 5/15/24(9)		141	$114,739

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

MDC Partners, Inc.

6.50%, 5/1/24(9)		170	$141,525

Telenet Finance Luxembourg S.a.r.l.

3.50%, 3/1/28(10)	EUR	200	225,137

WPP Finance 2010

3.75%, 9/19/24		1,085	1,071,289

			$1,552,690

Metals / Mining — 0.4%

Alcoa Nederland Holding B.V.

6.75%, 9/30/24(9)		670	$711,875

7.00%, 9/30/26(9)		200	216,624

6.125%, 5/15/28(9)		970	1,001,525

Constellium N.V.

4.25%, 2/15/26(9)	EUR	789	903,714

5.875%, 2/15/26(9)		1,205	1,186,172

Freeport-McMoRan, Inc.

5.45%, 3/15/43		898	790,249

Hudbay Minerals, Inc.

7.25%, 1/15/23(9)		1,015	1,054,331

7.625%, 1/15/25(9)		150	154,500

Yamana Gold, Inc.

4.625%, 12/15/27		1,000	980,145

			$6,999,135

Nonferrous Metals / Minerals — 0.6%

Eldorado Gold Corp.

6.125%, 12/15/20(9)		3,835	$3,762,902

First Quantum Minerals, Ltd.

7.00%, 2/15/21(9)		175	178,281

7.25%, 4/1/23(9)		1,676	1,642,480

7.50%, 4/1/25(9)		2,082	2,009,130

6.875%, 3/1/26(9)		636	592,275

New Gold, Inc.

6.25%, 11/15/22(9)		379	335,415

6.375%, 5/15/25(9)		695	566,425

SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.

7.50%, 6/15/25(9)		961	975,415

			$10,062,323

Oil and Gas — 6.2%

Aker BP ASA

6.00%, 7/1/22(9)		150	$155,250

5.875%, 3/31/25(9)		965	1,014,456

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

AmeriGas Partners, L.P./AmeriGas Finance Corp.

5.625%, 5/20/24	216	$220,590

5.50%, 5/20/25	880	881,100

Antero Resources Corp.

5.375%, 11/1/21	2,715	2,735,362

5.625%, 6/1/23	270	274,725

Ascent Resources Utica Holdings, LLC/ ARU Finance Corp.

10.00%, 4/1/22(9)	862	948,459

7.00%, 11/1/26(9)	1,951	1,885,154

Berry Petroleum Co., LLC

7.00%, 2/15/26(9)	722	718,390

Canbriam Energy, Inc.

9.75%, 11/15/19(9)	2,265	1,845,975

Centennial Resource Production, LLC

5.375%, 1/15/26(9)	2,175	2,096,156

6.875%, 4/1/27(9)	1,604	1,623,729

Cheniere Corpus Christi Holdings, LLC

7.00%, 6/30/24	340	384,642

5.875%, 3/31/25	2,065	2,250,850

Cheniere Energy Partners, L.P.

5.25%, 10/1/25	1,590	1,631,737

5.625%, 10/1/26(9)	1,265	1,299,787

CrownRock, L.P./CrownRock Finance, Inc.

5.625%, 10/15/25(9)	4,165	4,014,019

CVR Refining, LLC/Coffeyville Finance, Inc.

6.50%, 11/1/22	5,412	5,493,180

Denbury Resources, Inc.

9.00%, 5/15/21(9)	173	169,108

Diamondback Energy, Inc.

4.75%, 11/1/24	490	502,765

5.375%, 5/31/25	1,235	1,292,119

Endeavor Energy Resources, L.P./ EER Finance, Inc.

5.50%, 1/30/26(9)	1,045	1,078,963

5.75%, 1/30/28(9)	1,390	1,466,450

Energy Transfer Operating, L.P.

7.50%, 10/15/20	1,950	2,076,877

5.875%, 1/15/24	875	958,534

Series A, 6.25% to 2/15/23(13)(14)	1,345	1,273,009

Eni SpA

4.75%, 9/12/28(9)	1,000	1,039,789

EP Energy, LLC/Everest Acquisition Finance, Inc.

8.00%, 11/29/24(9)	875	487,813

7.75%, 5/15/26(9)	630	516,600

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Extraction Oil & Gas, Inc.

7.375%, 5/15/24(9)	535	$449,400

5.625%, 2/1/26(9)	2,455	1,896,487

Gran Tierra Energy International Holdings, Ltd.

6.25%, 2/15/25(9)	550	527,313

Great Western Petroleum, LLC/Great Western Finance Corp.

9.00%, 9/30/21(9)	2,485	1,925,875

Gulfport Energy Corp.

6.625%, 5/1/23	2,085	2,032,875

6.00%, 10/15/24	1,175	1,072,352

Hilcorp Energy I, L.P./Hilcorp Finance Co.

5.75%, 10/1/25(9)	10	9,875

6.25%, 11/1/28(9)	1,387	1,397,402

Holly Energy Partners, L.P./Holly Energy Finance Corp.

6.00%, 8/1/24(9)	525	544,425

Jagged Peak Energy, LLC

5.875%, 5/1/26	288	287,006

Matador Resources Co.

5.875%, 9/15/26	2,220	2,225,550

Moss Creek Resources Holdings, Inc.

7.50%, 1/15/26(9)	1,915	1,776,162

Nabors Industries, Inc.

5.75%, 2/1/25	426	383,924

Neptune Energy Bondco PLC

6.625%, 5/15/25(9)	1,490	1,467,650

6.625%, 5/15/25(10)	450	443,250

Nine Energy Service, Inc.

8.75%, 11/1/23(9)	600	622,500

Oceaneering International, Inc.

4.65%, 11/15/24	1,915	1,776,162

Parsley Energy, LLC/Parsley Finance Corp.

6.25%, 6/1/24(9)	345	357,506

5.375%, 1/15/25(9)	1,240	1,246,200

5.25%, 8/15/25(9)	1,170	1,160,494

5.625%, 10/15/27(9)	923	925,308

Patterson-UTI Energy, Inc.

3.95%, 2/1/28	1,100	1,040,563

PBF Holding Co., LLC/PBF Finance Corp.

7.00%, 11/15/23	730	754,455

7.25%, 6/15/25	3,219	3,320,398

PBF Logistics, L.P./PBF Logistics Finance Corp.

6.875%, 5/15/23	1,800	1,840,500

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Petroleos Mexicanos

6.50%, 3/13/27	2,700	$2,718,117

Precision Drilling Corp.

6.50%, 12/15/21	103	104,780

7.75%, 12/15/23	90	92,925

7.125%, 1/15/26(9)	500	498,281

QEP Resources, Inc.

5.625%, 3/1/26	825	750,750

Sabine Pass Liquefaction, LLC

5.625%, 2/1/21	935	971,797

Seven Generations Energy, Ltd.

6.875%, 6/30/23(9)	1,250	1,293,750

5.375%, 9/30/25(9)	1,710	1,677,937

Shelf Drilling Holdings, Ltd.

8.25%, 2/15/25(9)	2,715	2,586,037

SM Energy Co.

6.125%, 11/15/22	561	563,805

6.75%, 9/15/26	1,010	973,388

6.625%, 1/15/27	930	888,150

Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp.

5.50%, 1/15/28(9)	3,305	3,325,656

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.

5.875%, 4/15/26(9)	985	1,046,070

Tervita Escrow Corp.

7.625%, 12/1/21(9)	2,466	2,459,835

Transocean Guardian, Ltd.

5.875%, 1/15/24(9)	1,002	1,021,734

Transocean Pontus, Ltd.

6.125%, 8/1/25(9)	685	697,115

Transocean Poseidon, Ltd.

6.875%, 2/1/27(9)	294	306,495

Transocean, Inc.

7.25%, 11/1/25(9)	1,292	1,280,695

7.50%, 1/15/26(9)	523	519,078

Weatherford International, Ltd.

8.25%, 6/15/23	360	256,500

9.875%, 2/15/24	835	605,375

Whiting Petroleum Corp.

5.75%, 3/15/21	650	660,725

6.25%, 4/1/23	65	65,650

6.625%, 1/15/26	912	898,320

WildHorse Resource Development Corp.

6.875%, 2/1/25	3,128	3,171,010

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Williams Cos., Inc. (The)

3.70%, 1/15/23		1,605	$1,635,467

4.55%, 6/24/24		1,240	1,310,320

5.75%, 6/24/44		790	871,616

Woodside Finance, Ltd.

3.70%, 9/15/26(9)		1,000	983,074

YPF S.A.

7.00%, 12/15/47(9)		640	510,720

			$104,564,392

Packaging & Containers — 0.1%

ARD Finance S.A.

7.125%, (7.125% cash or 7.875% PIK), 9/15/23(11)		708	$708,885

Guala Closures SpA

3.50%, (3 mo. EURIBOR + 3.50%), 4/15/24(10)(15)	EUR	200	226,594

			$935,479

Pharmaceuticals — 0.4%

AbbVie, Inc.

4.45%, 5/14/46		380	$354,165

CVS Health Corp.

4.78%, 3/25/38		2,245	2,229,755

Rossini S.a.r.l.

6.25%, (3 mo. EURIBOR + 6.25%), 10/30/25(10)(15)	EUR	300	344,900

6.75%, 10/30/25(10)	EUR	100	118,994

Teva Pharmaceutical Finance Netherlands III B.V.

6.00%, 4/15/24		2,500	2,511,011

Vizient, Inc.

10.375%, 3/1/24(9)		1,005	1,093,490

			$6,652,315

Pipelines — 0.5%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.

5.375%, 9/15/24		620	$627,936

5.75%, 3/1/27(9)		1,378	1,402,115

Georgian Oil and Gas Corp. JSC

6.75%, 4/26/21(10)		615	634,234

NGPL PipeCo, LLC

4.375%, 8/15/22(9)		340	345,950

Plains All American Pipeline, L.P.

Series B, 6.125% to 11/15/22(13)(14)		1,850	1,737,104

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Pipelines (continued)

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.

6.50%, 7/15/27(9)	566	$611,987

6.875%, 1/15/29(9)	1,132	1,235,295

Western Gas Partners, L.P.

4.65%, 7/1/26	1,025	1,040,016

		$7,634,637

Publishing — 0.3%

Laureate Education, Inc.

8.25%, 5/1/25(9)	4,048	$4,412,320

Tribune Media Co.

5.875%, 7/15/22	1,390	1,425,619

		$5,837,939

Radio and Television — 0.6%

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/22	1,100	$1,131,625

Series B, 6.50%, 11/15/22	2,130	2,185,913

9.25%, 2/15/24(9)	280	297,500

Gray Television, Inc.

7.00%, 5/15/27(9)	68	72,420

iHeartCommunications, Inc.

9.00%, 12/15/19(6)	226	161,590

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(9)	1,250	1,256,250

Sirius XM Radio, Inc.

6.00%, 7/15/24(9)	2,830	2,943,200

5.00%, 8/1/27(9)	1,609	1,615,999

		$9,664,497

Real Estate Investment Trusts (REITs) — 0.2%

CBL & Associates, L.P.

5.25%, 12/1/23	1,465	$1,139,037

EPR Properties

4.50%, 6/1/27	1,100	1,110,326

VEREIT Operating Partnership, L.P.

3.95%, 8/15/27	1,060	1,046,157

		$3,295,520

Security	Principal Amount* (000’s omitted)	Value

Retail — 0.1%

Newmark Group, Inc.

6.125%, 11/15/23	1,156	$1,193,045

		$1,193,045

Retailers (Except Food and Drug) — 1.0%

Best Buy Co., Inc.

4.45%, 10/1/28	1,000	$1,014,684

Dollar Tree, Inc.

4.00%, 5/15/25	1,200	1,214,894

Macy’s Retail Holdings, Inc.

4.30%, 2/15/43	1,252	950,914

Murphy Oil USA, Inc.

6.00%, 8/15/23	4,165	4,284,744

5.625%, 5/1/27	560	582,400

Nordstrom, Inc.

5.00%, 1/15/44	500	453,524

Party City Holdings, Inc.

6.125%, 8/15/23(9)	3,565	3,618,475

6.625%, 8/1/26(9)	635	633,412

Signet UK Finance PLC

4.70%, 6/15/24	2,064	1,764,720

Tapestry, Inc.

4.125%, 7/15/27	1,000	957,106

Walmart, Inc.

3.55%, 6/26/25	1,000	1,039,596

		$16,514,469

Road & Rail — 0.1%

Watco Cos., LLC/Watco Finance Corp.

6.375%, 4/1/23(9)	1,990	$2,009,900

		$2,009,900

Software and Services — 0.6%

Camelot Finance S.A.

7.875%, 10/15/24(9)	2,282	$2,418,920

Gartner, Inc.

5.125%, 4/1/25(9)	795	805,494

IHS Markit, Ltd.

5.00%, 11/1/22(9)	2,240	2,348,192

Infor Software Parent, LLC/Infor Software Parent, Inc.

7.125%, (7.125% cash or 7.875% PIK), 5/1/21(9)(11)	2,090	2,103,292

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Software and Services (continued)

InterXion Holding N.V.

4.75%, 6/15/25(10)	EUR	255	$304,067

j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc.

6.00%, 7/15/25(9)		1,915	1,996,388

Microsoft Corp.

3.75%, 2/12/45		750	771,786

			$10,748,139

Steel — 0.3%

Allegheny Ludlum, LLC

6.95%, 12/15/25		225	$231,750

Allegheny Technologies, Inc.

5.95%, 1/15/21		745	767,350

7.875%, 8/15/23		3,195	3,474,563

thyssenkrupp AG

2.875%, 2/22/24(10)	EUR	200	225,966

			$4,699,629

Super Retail — 0.0%(7)

Dufry Finance SCA

4.50%, 8/1/23(10)	EUR	500	$582,039

			$582,039

Surface Transport — 0.9%

Anglian Water Osprey Financing PLC

4.00%, 3/8/26(10)	GBP	225	$265,028

CMA CGM S.A.

7.75%, 1/15/21(10)	EUR	200	226,470

5.25%, 1/15/25(10)	EUR	185	174,057

DAE Funding, LLC

4.50%, 8/1/22(9)		1,050	1,061,813

5.00%, 8/1/24(9)		1,745	1,771,175

Debt and Asset Trading Corp.

1.00%, 10/10/25(10)		2,600	1,826,500

Moto Finance PLC

4.50%, 10/1/22(10)	GBP	250	320,321

Park Aerospace Holdings, Ltd.

5.25%, 8/15/22(9)		2,990	3,071,926

5.50%, 2/15/24(9)		1,333	1,386,320

XPO Logistics, Inc.

6.50%, 6/15/22(9)		2,276	2,334,607

6.125%, 9/1/23(9)		2,221	2,243,210

			$14,681,427

Security		Principal Amount* (000’s omitted)	Value

Technology — 0.4%

Dell International, LLC/EMC Corp.

5.875%, 6/15/21(9)		100	$101,915

7.125%, 6/15/24(9)		2,440	2,587,387

6.02%, 6/15/26(9)		1,945	2,093,819

Israel Electric Corp., Ltd.

5.00%, 11/12/24(9)(10)		1,800	1,903,500

Western Union Co. (The)

6.20%, 11/17/36		637	679,509

			$7,366,130

Telecommunications — 4.1%

Altice Financing S.A.

6.625%, 2/15/23(9)		865	$886,625

Altice Finco SA

8.125%, 1/15/24(9)		727	739,723

Altice Luxembourg S.A.

7.25%, 5/15/22(10)	EUR	204	231,852

7.75%, 5/15/22(9)		4,223	4,233,557

AT&T, Inc.

4.75%, 5/15/46		910	894,169

Cellnex Telecom SA

2.375%, 1/16/24(10)	EUR	200	228,108

CenturyLink, Inc.

6.75%, 12/1/23		3,083	3,225,589

7.50%, 4/1/24		420	445,200

CommScope Finance, LLC

8.25%, 3/1/27(9)		655	681,200

CommScope Technologies, LLC

6.00%, 6/15/25(9)		2,546	2,484,769

5.00%, 3/15/27(9)		3,849	3,422,454

Digicel, Ltd.

6.00%, 4/15/21(9)		2,305	1,936,684

DKT Finance ApS

7.00%, 6/17/23(10)	EUR	100	121,934

9.375%, 6/17/23(9)		1,412	1,517,194

Equinix, Inc.

5.875%, 1/15/26		2,725	2,877,464

2.875%, 2/1/26	EUR	440	509,745

5.375%, 5/15/27		1,010	1,060,500

Frontier Communications Corp.

7.625%, 4/15/24		285	157,463

6.875%, 1/15/25		1,845	1,003,219

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Hughes Satellite Systems Corp.

6.50%, 6/15/19		2,912	$2,932,311

5.25%, 8/1/26		1,245	1,240,331

6.625%, 8/1/26		770	756,525

Intelsat Jackson Holdings S.A.

5.50%, 8/1/23		995	888,037

8.00%, 2/15/24(9)		490	512,050

8.50%, 10/15/24(9)		1,236	1,208,190

Level 3 Financing, Inc.

5.375%, 1/15/24		2,190	2,236,209

Level 3 Parent, LLC

5.75%, 12/1/22		330	334,224

Nokia Oyj

2.00%, 3/11/26(10)	EUR	165	184,469

4.375%, 6/12/27		1,025	1,017,312

Qualitytech, L.P./QTS Finance Corp.

4.75%, 11/15/25(9)		795	773,137

SBA Communications Corp.

4.00%, 10/1/22		1,020	1,028,772

4.875%, 9/1/24		460	466,463

Sprint Capital Corp.

6.875%, 11/15/28		990	954,112

Sprint Communications, Inc.

7.00%, 8/15/20		1,055	1,091,925

6.00%, 11/15/22		365	368,760

Sprint Corp.

7.25%, 9/15/21		3,265	3,436,412

7.875%, 9/15/23		9,822	10,337,655

7.625%, 2/15/25		1,785	1,825,162

7.625%, 3/1/26		993	1,010,377

T-Mobile USA, Inc.

6.375%, 3/1/25		1,395	1,456,101

6.50%, 1/15/26		595	636,650

4.50%, 2/1/26		980	983,139

4.75%, 2/1/28		1,045	1,039,775

TalkTalk Telecom Group PLC

5.375%, 1/15/22(10)	GBP	250	328,429

Telecom Italia SpA

2.50%, 7/19/23(10)	EUR	400	458,174

4.00%, 4/11/24(10)	EUR	140	165,657

5.303%, 5/30/24(9)		427	430,736

Verizon Communications, Inc.

4.522%, 9/15/48		790	813,098

ViaSat, Inc.

5.625%, 4/15/27(9)		796	812,008

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Vodafone Group PLC

7.00% to 4/4/29, 4/4/79(12)(13)		500	$509,101

Wind Tre SpA

2.75%, (3 mo. EURIBOR + 2.75%), 1/20/24(9)(15)	EUR	650	694,558

5.00%, 1/20/26(9)		735	672,525

Zayo Group, LLC/Zayo Capital, Inc.

6.375%, 5/15/25		1,349	1,360,804

			$69,620,637

Transportation — 0.1%

A.P. Moller - Maersk A/S

3.75%, 9/22/24(9)		1,025	$1,017,225

JSL Europe S.A.

7.75%, 7/26/24(9)		1,000	990,200

			$2,007,425

Utilities — 1.3%

AES Corp. (The)

4.00%, 3/15/21		1,060	$1,076,865

5.50%, 4/15/25		309	321,360

6.00%, 5/15/26		1,655	1,762,542

Calpine Corp.

5.50%, 2/1/24		285	284,287

5.25%, 6/1/26(9)		1,040	1,038,700

ITC Holdings Corp.

5.30%, 7/1/43		660	761,421

Kansas City Power & Light Co.

4.20%, 6/15/47		750	785,416

NextEra Energy Operating Partners, L.P.

4.25%, 9/15/24(9)		660	657,525

4.50%, 9/15/27(9)		851	832,916

NRG Energy, Inc.

7.25%, 5/15/26		3,000	3,311,820

5.75%, 1/15/28		1,455	1,547,756

Pattern Energy Group, Inc.

5.875%, 2/1/24(9)		970	991,825

Southern Co. (The)

3.25%, 7/1/26		1,000	982,153

Southwestern Electric Power Co.

6.20%, 3/15/40		696	856,864

TerraForm Power Operating, LLC

4.25%, 1/31/23(9)		655	650,408

6.625%, 6/15/25(9)		580	609,725

5.00%, 1/31/28(9)		985	954,219

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Utilities (continued)

Thames Water Kemble Finance PLC

5.875%, 7/15/22(10)	GBP	450	$600,780

Vistra Energy Corp.

7.625%, 11/1/24		1,733	1,837,015

8.125%, 1/30/26(9)		2,315	2,532,031

			$22,395,628

Total Corporate Bonds & Notes (identified cost $788,801,852)			$791,128,556

Foreign Government Securities — 4.7%
Security		Principal Amount* (000’s omitted)	Value

Albania — 0.3%

Republic of Albania

3.50%, 10/9/25(10)	EUR	3,700	$4,332,553

Total Albania			$4,332,553

Argentina — 0.2%

Republic of Argentina

3.875%, 1/15/22(10)	EUR	425	$406,326

6.25%, 11/9/47	EUR	2,322	1,879,294

6.875%, 1/11/48		1,318	973,673

Total Argentina			$3,259,293

Bahrain — 0.5%

CBB International Sukuk Co. 7 SPC

6.875%, 10/5/25(10)		418	$453,070

Kingdom of Bahrain

6.125%, 8/1/23(10)		1,152	1,207,440

6.75%, 9/20/29(10)		1,696	1,789,660

7.00%, 1/26/26(10)		822	886,774

7.00%, 10/12/28(10)		2,142	2,304,813

7.50%, 9/20/47(10)		1,723	1,840,560

Total Bahrain			$8,482,317

Barbados — 0.1%

Government of Barbados

6.625%, 12/5/35(6)(10)		2,300	$1,298,810

7.00%, 8/4/22(6)(10)		712	405,270

7.25%, 12/15/21(6)(10)		892	498,361

Total Barbados			$2,202,441

Security		Principal Amount* (000’s omitted)	Value

Benin — 0.2%

Benin Government International Bond

5.75%, 3/26/26(10)	EUR	2,600	$2,909,259

Total Benin			$2,909,259

Brazil — 0.0%(7)

Federative Republic of Brazil

5.00%, 1/27/45		200	$184,825

Total Brazil			$184,825

Colombia — 0.2%

Republic of Colombia

5.00%, 6/15/45		2,750	$2,892,175

Total Colombia			$2,892,175

Costa Rica — 0.1%

Costa Rica Government International Bond

9.20%, 2/21/24(10)		1,666	$1,668,832

Total Costa Rica			$1,668,832

Dominican Republic — 0.2%

Dominican Republic

8.625%, 4/20/27(10)		2,671	$3,138,425

Total Dominican Republic			$3,138,425

Egypt — 0.2%

Arab Republic of Egypt

4.75%, 4/16/26(10)	EUR	1,388	$1,538,561

8.50%, 1/31/47(10)		2,700	2,762,880

Total Egypt			$4,301,441

El Salvador — 0.2%

Republic of El Salvador

7.65%, 6/15/35(10)		1,254	$1,305,727

8.25%, 4/10/32(10)		647	699,569

8.625%, 2/28/29(10)		769	852,629

Total El Salvador			$2,857,925

Fiji — 0.1%

Republic of Fiji

6.625%, 10/2/20(10)		2,443	$2,448,756

Total Fiji			$2,448,756

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Honduras — 0.2%

Republic of Honduras

6.25%, 1/19/27(10)		3,020	$3,204,975

7.50%, 3/15/24(10)		200	220,250

Total Honduras			$3,425,225

Hungary — 0.1%

Hungary Government Bond

5.75%, 11/22/23		820	$908,239

Total Hungary			$908,239

Ivory Coast — 0.0%(7)

Ivory Coast

5.125%, 6/15/25(10)	EUR	435	$499,638

Total Ivory Coast			$499,638

Kenya — 0.2%

Republic of Kenya

7.25%, 2/28/28(10)		2,900	$2,936,482

Total Kenya			$2,936,482

Lebanon — 0.0%(7)

Lebanese Republic

6.60%, 11/27/26(10)		657	$528,676

6.85%, 3/23/27(10)		221	178,669

Total Lebanon			$707,345

Macedonia — 0.2%

Republic of Macedonia

2.75%, 1/18/25(10)	EUR	110	$127,821

3.975%, 7/24/21(10)	EUR	1,346	1,606,209

4.875%, 12/1/20(10)	EUR	788	944,197

Total Macedonia			$2,678,227

Mongolia — 0.2%

Development Bank of Mongolia, LLC

7.25%, 10/23/23(10)		402	$417,529

Mongolia International Bond

5.125%, 12/5/22(10)		485	486,064

5.625%, 5/1/23(10)		842	852,482

8.75%, 3/9/24(10)		854	960,715

Total Mongolia			$2,716,790

Security		Principal Amount* (000’s omitted)	Value

Nigeria — 0.0%(7)

Republic of Nigeria

6.75%, 1/28/21(10)		550	$567,963

Total Nigeria			$567,963

Poland — 0.1%

Republic of Poland

4.00%, 1/22/24		890	$932,202

Total Poland			$932,202

Rwanda — 0.2%

Republic of Rwanda

6.625%, 5/2/23(10)		3,896	$4,019,328

Total Rwanda			$4,019,328

Senegal — 0.0%(7)

Republic of Senegal

4.75%, 3/13/28(10)	EUR	315	$350,873

Total Senegal			$350,873

Seychelles — 0.1%

Republic of Seychelles

8.00%, 1/1/26(10)		1,568	$1,602,935

Total Seychelles			$1,602,935

Sri Lanka — 0.3%

Republic of Sri Lanka

6.125%, 6/3/25(10)		4,230	$4,129,563

6.85%, 11/3/25(10)		1,000	1,008,803

Total Sri Lanka			$5,138,366

Turkey — 0.3%

Republic of Turkey

5.625%, 3/30/21		2,380	$2,356,036

6.625%, 2/17/45		4,125	3,564,227

Total Turkey			$5,920,263

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Ukraine — 0.5%

Ukraine Government International Bond

7.75%, 9/1/20(10)	900	$896,625

9.75%, 11/1/28(10)	6,594	6,813,251

Total Ukraine		$7,709,876

Total Foreign Government Securities (identified cost $79,312,143)		$78,791,994

Sovereign Loans — 0.7%
Borrower	Principal Amount (000’s omitted)	Value

Barbados — 0.0%(7)

Government of Barbados

Term Loan, 0.00%, Maturing December 20, 2019(6)(16)	$1,200	$645,360

Total Barbados		$645,360

Kenya — 0.3%

Republic of Kenya

Term Loan, 9.33%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(15)	$4,500	$4,486,482

Total Kenya		$4,486,482

Nigeria — 0.1%

Bank of Industry Limited

Term Loan, 8.61%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(15)(16)	$1,900	$1,898,062

Total Nigeria		$1,898,062

Tanzania — 0.3%

Government of the United Republic of Tanzania

Term Loan, 8.11%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(15)	$3,575	$3,657,386

Term Loan, 8.09%, (6 mo. USD LIBOR + 5.20%), Maturing May 23, 2023(15)	1,700	1,731,178

Total Tanzania		$5,388,564

Total Sovereign Loans (identified cost $12,828,576)		$12,418,468

Mortgage Pass-Throughs — 11.8%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

4.50%, with various maturities to 2048	$1,857	$1,912,978

5.50%, with maturity at 2032	559	605,207

6.00%, with maturity at 2021	6	6,320

6.50%, with various maturities to 2036	4,756	5,269,155

7.00%, with various maturities to 2036	4,545	5,062,150

7.13%, with maturity at 2023	55	56,590

7.50%, with various maturities to 2035	3,164	3,475,359

7.65%, with maturity at 2022	39	39,194

8.00%, with various maturities to 2030	1,006	1,059,476

8.25%, with maturity at 2020	2	1,851

8.30%, with maturity at 2020	21	21,009

8.50%, with various maturities to 2031	958	1,067,698

9.00%, with various maturities to 2031	110	116,411

9.50%, with various maturities to 2025	36	36,299

10.00%, with maturity at 2020	2	2,280

10.50%, with maturity at 2020	1	704

		$18,732,681

Federal National Mortgage Association:

2.923%, (COF + 1.25%), with maturity at 2036(17)	$902	$883,496

4.103%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(17)	1,421	1,469,221

4.297%, (1 yr. CMT + 2.19%), with maturity at 2022(17)	38	39,122

4.50%, with various maturities to 2048(18)	16,936	17,661,859

4.514%, (1 yr. CMT + 2.259%), with maturity at 2036(17)	7,842	8,147,269

5.00%, with various maturities to 2040(18)	8,326	8,966,573

5.50%, with various maturities to 2033	915	996,819

6.00%, with various maturities to 2029	1,644	1,735,062

6.323%, (COF + 2.00%), with maturity at 2032(17)	2,360	2,516,350

6.50%, with various maturities to 2036(18)	19,060	21,127,082

6.75%, with maturity at 2023	42	44,127

7.00%, with various maturities to 2037	7,004	7,841,075

7.50%, with various maturities to 2035	3,726	4,208,551

7.885%, with maturity at 2027(19)	235	256,712

8.00%, with various maturities to 2034	1,062	1,170,218

8.248%, with maturity at 2024(19)	13	13,421

8.269%, with maturity at 2028(19)	68	75,580

8.309%, with maturity at 2029(19)	55	60,655

8.351%, with maturity at 2027(19)	82	90,610

8.50%, with various maturities to 2037	905	1,005,839

9.00%, with various maturities to 2032	1,135	1,238,436

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

9.194%, with maturity at 2025(19)	$7	$7,518

9.50%, with various maturities to 2030	340	369,752

10.00%, with maturity at 2020	1	578

10.50%, with maturity at 2021	29	30,160

		$79,956,085

Government National Mortgage Association:

4.50%, with maturity at 2047(18)	$9,008	$9,464,989

5.00%, with various maturities to 2049(18)	75,697	79,202,496

6.00%, with maturity at 2024	359	377,734

6.50%, with maturity at 2024(18)	2,262	2,398,868

7.00%, with maturity at 2026	195	213,789

7.50%, with various maturities to 2032(18)	4,289	4,702,658

8.00%, with various maturities to 2034(18)	2,917	3,265,597

8.30%, with maturity at 2020	4	4,401

8.50%, with maturity at 2022	86	90,567

9.00%, with various maturities to 2025	492	534,455

9.50%, with various maturities to 2021	111	114,810

		$100,370,364

Total Mortgage Pass-Throughs (identified cost $197,110,246)		$199,059,130

Collateralized Mortgage Obligations — 26.6%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 24, Class J, 6.25%, 11/25/23	$219	$230,078

Series 1497, Class K, 7.00%, 4/15/23	178	189,190

Series 1529, Class Z, 7.00%, 6/15/23	293	312,522

Series 1620, Class Z, 6.00%, 11/15/23	205	215,829

Series 1677, Class Z, 7.50%, 7/15/23	162	173,944

Series 1702, Class PZ, 6.50%, 3/15/24	2,052	2,189,120

Series 2113, Class QG, 6.00%, 1/15/29	485	530,245

Series 2122, Class K, 6.00%, 2/15/29	94	103,237

Series 2130, Class K, 6.00%, 3/15/29	64	69,944

Series 2167, Class BZ, 7.00%, 6/15/29	72	79,887

Series 2182, Class ZB, 8.00%, 9/15/29	741	842,007

Series 2198, Class ZA, 8.50%, 11/15/29	815	922,613

Series 2245, Class A, 8.00%, 8/15/27	2,007	2,277,498

Series 2458, Class ZB, 7.00%, 6/15/32	805	924,713

Series 3762, Class SH, 5.022%, (10.00% - 1 mo. USD LIBOR x 2.00), 11/15/40(20)	746	836,587

Series 4097, Class PE, 3.00%, 11/15/40	1,536	1,540,702

Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,363,413

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4273, Class SP, 5.362%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(20)	$503	$629,178

Series 4337, Class YT, 3.50%, 4/15/49	5,464	5,476,627

Series 4407, Class LN, 3.52%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(20)	108	105,701

Series 4416, Class SU, 3.622%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(20)	2,147	2,096,373

Series 4452, Class ZJ, 3.00%, 11/15/44	3,044	2,840,568

Series 4584, Class PM, 3.00%, 5/15/46	4,863	4,873,415

Series 4594, Class FM, 3.489%, (1 mo. USD LIBOR + 1.00%), 6/15/46(15)	585	590,506

Series 4608, Class TV, 3.50%, 1/15/55	6,928	6,952,564

Series 4617, Class CZ, 3.50%, 5/15/46	832	823,038

Series 4630, Class CZ, 3.00%, 12/15/43	9,204	9,055,599

Series 4637, Class CU, 3.00%, 8/15/44	6,466	6,325,900

Series 4637, Class QF, 3.489%, (1 mo. USD LIBOR + 1.00%), 4/15/44(15)	11,910	11,929,209

Series 4639, Class KF, 3.789%, (1 mo. USD LIBOR + 1.30%), 12/15/44(15)	4,186	4,257,626

Series 4648, Class WF, 3.489%, (1 mo. USD LIBOR + 1.00%), 1/15/47(15)	362	364,349

Series 4677, Class SB, 6.043%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(20)	2,977	3,262,321

Series 4678, Class PC, 3.00%, 1/15/46	12,709	12,819,773

Series 4746, Class CZ, 4.00%, 11/15/47	1,408	1,408,868

Series 4751, Class ZC, 4.00%, 11/15/47	6,973	7,001,881

Series 4774, Class MH, 4.50%, 12/15/42	8,410	8,740,724

Series 4774, Class QD, 4.50%, 1/15/43	21,510	22,363,093

Series 4776, Class C, 4.50%, 3/15/43	8,309	8,639,677

Series 4858, Class LA, 4.50%, 8/15/43	13,417	14,077,755

Series 4859, Class GA, 4.50%, 10/15/43	19,418	20,206,690

Interest Only:(21)

Series 267, Class S5, 3.516%, (6.00% - 1 mo. USD LIBOR), 8/15/42(20)	7,034	1,107,616

Series 284, Class S6, 3.616%, (6.10% - 1 mo. USD LIBOR), 10/15/42(20)	3,995	692,553

Series 362, Class C7, 3.50%, 9/15/47	23,865	4,182,685

Series 362, Class C11, 4.00%, 12/15/47	20,377	3,692,550

Series 3973, Class SG, 4.166%, (6.65% - 1 mo. USD LIBOR), 4/15/30(20)	2,326	129,603

Series 4067, Class JI, 3.50%, 6/15/27	3,708	350,174

Series 4070, Class S, 3.616%, (6.10% - 1 mo. USD LIBOR), 6/15/32(20)	8,179	1,257,412

Series 4088, Class EI, 3.50%, 9/15/41	10,225	1,369,016

Series 4094, Class CS, 3.516%, (6.00% - 1 mo. USD LIBOR), 8/15/42(20)	3,885	689,974

Series 4095, Class HS, 3.616%, (6.10% - 1 mo. USD LIBOR), 7/15/32(20)	2,633	323,732

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only: (continued)

Series 4109, Class ES, 3.666%, (6.15% - 1 mo. USD LIBOR), 12/15/41(20)	$90	$15,823

Series 4109, Class KS, 3.616%, (6.10% - 1 mo. USD LIBOR), 5/15/32(20)	726	15,529

Series 4110, Class SA, 3.166%, (5.65% - 1 mo. USD LIBOR), 9/15/42(20)	4,783	690,341

Series 4149, Class S, 3.766%, (6.25% - 1 mo. USD LIBOR), 1/15/33(20)	3,926	603,899

Series 4188, Class AI, 3.50%, 4/15/28	2,621	215,240

Series 4203, Class QS, 3.766%, (6.25% - 1 mo. USD LIBOR), 5/15/43(20)	7,527	962,964

Series 4233, Class GI, 3.50%, 3/15/25	77	154

Series 4408, Class IP, 3.50%, 4/15/44	6,735	1,090,289

Series 4435, Class BI, 3.50%, 7/15/44	15,525	2,426,536

Series 4629, Class QI, 3.50%, 11/15/46	8,034	1,218,316

Series 4644, Class TI, 3.50%, 1/15/45	8,473	1,274,374

Series 4653, Class PI, 3.50%, 7/15/44	4,083	465,727

Series 4667, Class PI, 3.50%, 5/15/42	10,911	1,312,608

Series 4676, Class DI, 4.00%, 7/15/44	18,348	2,186,797

Series 4744, Class IO, 4.00%, 11/15/47	11,552	2,148,091

Series 4749, Class IL, 4.00%, 12/15/47	5,349	1,058,083

Series 4767, Class IM, 4.00%, 5/15/45	9,006	1,155,973

Series 4793, Class SD, 3.716%, (6.20% - 1 mo. USD LIBOR), 6/15/48(20)	31,804	4,445,805

Principal Only:(22)

Series 242, Class PO, 0.00%, 11/15/36	4,675	4,172,888

Series 259, Class PO, 0.00%, 4/15/39	2,797	2,592,238

Series 3606, Class PO, 0.00%, 12/15/39	3,135	2,732,923

Series 4417, Class KO, 0.00%, 12/15/43	538	366,246

Series 4478, Class PO, 0.00%, 5/15/45	2,189	1,865,926

Series 4754, Class JO, 0.00%, 4/15/44	2,231	1,702,505

		$217,157,554

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2017-DNA2, Class M2, 5.936%, (1 mo. USD LIBOR + 3.45%), 10/25/29(15)	$3,000	$3,233,293

Series 2018-DNA1, Class M2, 4.286%, (1 mo. USD LIBOR + 1.80%), 7/25/30(15)	7,517	7,342,280

Series 2018-DNA2, Class M2, 4.636%, (1 mo. USD LIBOR + 2.15%), 12/25/30(9)(15)	7,000	6,967,799

		$17,543,372

Federal National Mortgage Association:

Series G92-44, Class Z, 8.00%, 7/25/22	$1	$756

Series G92-44, Class ZQ, 8.00%, 7/25/22	1	1,231

Series G92-46, Class Z, 7.00%, 8/25/22	79	82,787

Series G92-60, Class Z, 7.00%, 10/25/22	115	120,028

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series G93-35, Class ZQ, 6.50%, 11/25/23	$2,655	$2,801,832

Series G93-40, Class H, 6.40%, 12/25/23	578	611,422

Series 1989-34, Class Y, 9.85%, 7/25/19	2	1,932

Series 1990-17, Class G, 9.00%, 2/25/20	4	3,934

Series 1990-27, Class Z, 9.00%, 3/25/20	5	5,133

Series 1990-29, Class J, 9.00%, 3/25/20	7	6,826

Series 1990-43, Class Z, 9.50%, 4/25/20	14	14,046

Series 1991-98, Class J, 8.00%, 8/25/21	36	38,011

Series 1992-77, Class ZA, 8.00%, 5/25/22	162	170,971

Series 1992-103, Class Z, 7.50%, 6/25/22	14	15,231

Series 1992-113, Class Z, 7.50%, 7/25/22	37	39,249

Series 1992-185, Class ZB, 7.00%, 10/25/22	58	61,495

Series 1993-16, Class Z, 7.50%, 2/25/23	137	145,783

Series 1993-22, Class PM, 7.40%, 2/25/23	109	115,447

Series 1993-25, Class J, 7.50%, 3/25/23	173	184,381

Series 1993-30, Class PZ, 7.50%, 3/25/23	324	346,523

Series 1993-42, Class ZQ, 6.75%, 4/25/23	403	425,834

Series 1993-56, Class PZ, 7.00%, 5/25/23	63	67,431

Series 1993-156, Class ZB, 7.00%, 9/25/23	78	83,527

Series 1994-45, Class Z, 6.50%, 2/25/24	542	573,923

Series 1994-89, Class ZQ, 8.00%, 7/25/24	389	426,128

Series 1996-57, Class Z, 7.00%, 12/25/26	388	425,970

Series 1997-77, Class Z, 7.00%, 11/18/27	208	231,467

Series 1998-44, Class ZA, 6.50%, 7/20/28	215	236,766

Series 1999-45, Class ZG, 6.50%, 9/25/29	60	66,883

Series 2000-22, Class PN, 6.00%, 7/25/30	724	796,129

Series 2002-1, Class G, 7.00%, 7/25/23	90	95,943

Series 2002-21, Class PE, 6.50%, 4/25/32	510	573,897

Series 2005-75, Class CS, 14.258%, (24.20% - 1 mo. USD LIBOR x 4.00), 9/25/35(20)	948	1,608,000

Series 2007-74, Class AC, 5.00%, 8/25/37(18)	5,675	6,125,872

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(20)	594	649,079

Series 2011-109, Class PE, 3.00%, 8/25/41	4,136	4,119,996

Series 2012-134, Class ZT, 2.00%, 12/25/42	3,538	3,062,765

Series 2013-6, Class TA, 1.50%, 1/25/43	5,177	5,001,422

Series 2013-52, Class MD, 1.25%, 6/25/43	5,386	4,952,036

Series 2013-67, Class NF, 3.486%, (1 mo. USD LIBOR + 1.00%), 7/25/43(15)	2,784	2,793,080

Series 2014-64, Class PA, 3.00%, 3/25/44	4,477	4,475,660

Series 2016-22, Class ZE, 3.00%, 6/25/44	754	708,770

Series 2017-13, Class KF, 3.489%, (1 mo. USD LIBOR + 1.00%), 2/25/47(15)	1,180	1,189,110

Series 2017-15, Class LE, 3.00%, 6/25/46	14,810	14,916,570

Series 2017-39, Class JZ, 3.00%, 5/25/47	1,059	1,030,429

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2017-48, Class LG, 2.75%, 5/25/47	$8,210	$8,119,995

Series 2017-66, Class ZJ, 3.00%, 9/25/57	3,210	3,053,271

Series 2017-75, Class Z, 3.00%, 9/25/57	2,161	2,056,615

Series 2017-76, Class Z, 3.00%, 10/25/57	2,459	2,392,998

Series 2017-96, Class Z, 3.00%, 12/25/57	5,363	5,277,668

Series 2017-110, Class Z, 3.00%, 2/25/57	4,681	4,591,668

Series 2018-18, Class QD, 4.50%, 5/25/45(18)	32,693	34,240,146

Series 2018-50, Class MZ, 4.50%, 7/25/48	3,371	3,394,720

Interest Only:(21)

Series 2010-99, Class NS, 4.115%, (6.60% - 1 mo. USD LIBOR), 3/25/39(20)	980	23,626

Series 2010-124, Class SJ, 3.565%, (6.05% - 1 mo. USD LIBOR), 11/25/38(20)	1,985	102,121

Series 2011-101, Class IC, 3.50%, 10/25/26	8,996	712,532

Series 2011-101, Class IE, 3.50%, 10/25/26	2,955	235,454

Series 2012-24, Class S, 3.015%, (5.50% - 1 mo. USD LIBOR), 5/25/30(20)	1,955	101,797

Series 2012-33, Class CI, 3.50%, 3/25/27	5,200	426,086

Series 2012-56, Class SU, 4.265%, (6.75% - 1 mo. USD LIBOR), 8/25/26(20)	490	18,729

Series 2012-94, Class KS, 4.16%, (6.65% - 1 mo. USD LIBOR), 5/25/38(20)	5,758	629,962

Series 2012-97, Class PS, 3.665%, (6.15% - 1 mo. USD LIBOR), 3/25/41(20)	7,782	1,079,550

Series 2012-103, Class GS, 3.615%, (6.10% - 1 mo. USD LIBOR), 2/25/40(20)	4,898	291,694

Series 2012-118, Class IN, 3.50%, 11/25/42	9,322	1,690,673

Series 2012-124, Class IO, 1.505%, 11/25/42(19)	4,562	167,328

Series 2012-125, Class IG, 3.50%, 11/25/42	28,137	4,945,036

Series 2012-150, Class SK, 3.665%, (6.15% - 1 mo. USD LIBOR), 1/25/43(20)	5,347	674,226

Series 2013-12, Class SP, 3.16%, (5.65% - 1 mo. USD LIBOR), 11/25/41(20)	2,775	280,660

Series 2013-15, Class DS, 3.715%, (6.20% - 1 mo. USD LIBOR), 3/25/33(20)	10,586	1,510,914

Series 2013-16, Class SY, 3.665%, (6.15% - 1 mo. USD LIBOR), 3/25/43(20)	2,476	362,506

Series 2013-54, Class HS, 3.815%, (6.30% - 1 mo. USD LIBOR), 10/25/41(20)	2,970	219,915

Series 2013-64, Class PS, 3.765%, (6.25% - 1 mo. USD LIBOR), 4/25/43(20)	4,066	473,173

Series 2013-75, Class SC, 3.765%, (6.25% - 1 mo. USD LIBOR), 7/25/42(20)	9,403	781,776

Series 2014-32, Class EI, 4.00%, 6/25/44	1,541	292,211

Series 2014-55, Class IN, 3.50%, 7/25/44	3,826	585,114

Series 2014-89, Class IO, 3.50%, 1/25/45	4,874	838,319

Series 2015-17, Class SA, 3.71%, (6.20% - 1 mo. USD LIBOR), 11/25/43(20)	5,814	813,440

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Interest Only: (continued)

Series 2015-52, Class MI, 3.50%, 7/25/45	$4,268	$685,743

Series 2015-95, Class SB, 3.51%, (6.00% - 1 mo. USD LIBOR), 1/25/46(20)	14,113	2,300,895

Series 2016-1, Class SJ, 3.665%, (6.15% - 1 mo. USD LIBOR), 2/25/46(20)	20,845	3,638,177

Series 2017-46, Class NI, 3.00%, 8/25/42	12,297	1,568,186

Series 2018-21, Class IO, 3.00%, 4/25/48	22,842	3,868,395

Series 2019-1, Class AS, 3.51%, (6.00% - 1 mo. USD LIBOR), 2/25/49(20)	26,540	4,605,198

Principal Only:(22)

Series 379, Class 1, 0.00%, 5/25/37	3,052	2,722,715

Series 2006-8, Class WQ, 0.00%, 3/25/36	4,300	3,774,589

		$162,951,526

Federal National Mortgage Association Connecticut Avenue Securities

Series 2017-C03, Class 1M2, 5.486%, (1 mo. USD LIBOR + 3.00%), 10/25/29(15)	$2,750	$2,909,689

		$2,909,689

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$593	$528,188

Series 2016-129, Class ZC, 2.00%, 6/20/45	463	455,310

Series 2017-82, Class TZ, 2.50%, 2/16/43	470	453,816

Series 2017-110, Class ZJ, 3.00%, 7/20/47	36	34,062

Series 2017-121, Class DF, 2.988%, (1 mo. USD LIBOR + 0.50%), 8/20/47(15)	15,413	15,346,864

Series 2017-137, Class AF, 2.985%, (1 mo. USD LIBOR + 0.50%), 9/20/47(15)	8,609	8,598,672

Series 2017-141, Class KZ, 3.00%, 9/20/47	3,697	3,572,562

Series 2018-6, Class JZ, 4.00%, 1/20/48	4,348	4,575,879

Series 2018-67, Class LT, 4.50%, (13.50% - 1 mo. USD LIBOR x 2.25, Cap 4.50%), 4/20/48(20)	3,615	3,669,199

Series 2018-139, Class UF, 3.489%, (1 mo. USD LIBOR + 1.00%), 10/20/48(15)	5,148	5,154,454

Interest Only:(21)

Series 2017-104, Class SD, 3.712%, (6.20% - 1 mo. USD LIBOR), 7/20/47(20)	8,533	1,485,552

Series 2018-105, Class SE, 3.712%, (6.20% - 1 mo. USD LIBOR), 8/20/48(20)	9,012	1,497,247

		$45,371,805

Total Collateralized Mortgage Obligations (identified cost $462,456,176)		$445,933,946

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Commercial Mortgage-Backed Securities — 5.0%
Security	Principal Amount (000’s omitted)	Value

Agate Bay Mortgage Trust

Series 2015-1, Class A4, 3.50%, 1/25/45(9)(19)	$2,507	$2,535,622

CFCRE Commercial Mortgage Trust

Series 2016-C3, Class D, 3.052%, 1/10/48(9)(19)	3,500	2,874,300

Series 2016-C7, Class D, 4.434%, 12/10/54(9)(19)	1,675	1,532,488

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.225%, 9/15/48(9)	1,000	895,106

Series 2017-MDRB, Class C, 4.984%, (1 mo. USD LIBOR + 2.50%), 7/15/30(9)(15)	5,000	5,008,410

COMM Mortgage Trust

Series 2012-CR2, Class D, 4.832%, 8/15/45(9)(19)	1,650	1,626,495

Series 2013-CR11, Class D, 5.137%, 8/10/50(9)(19)	4,500	4,469,144

Series 2015-CR22, Class D, 4.118%, 3/10/48(9)(19)	4,100	3,893,709

Credit Suisse Mortgage Trust

Series 2016-NXSR, Class C, 4.362%, 12/15/49(19)	2,770	2,786,262

Series 2016-NXSR, Class D, 4.362%, 12/15/49(9)(19)	3,000	2,698,973

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class C, 4.561%, 9/15/47(19)	730	729,258

Series 2014-C22, Class D, 4.561%, 9/15/47(9)(19)	5,276	4,646,863

Series 2014-C25, Class D, 3.945%, 11/15/47(9)(19)	2,974	2,594,552

Series 2015-C29, Class D, 3.672%, 5/15/48(19)	2,000	1,660,667

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2006-LDP9, Class AM, 5.372%, 5/15/47	245	246,241

Series 2011-C5, Class D, 5.383%, 8/15/46(9)(19)	7,167	7,173,702

Series 2012-CBX, Class AS, 4.271%, 6/15/45	1,000	1,035,908

Series 2013-C13, Class D, 4.003%, 1/15/46(9)(19)	3,000	2,974,963

Series 2013-C16, Class D, 5.028%, 12/15/46(9)(19)	3,500	3,503,641

Series 2014-DSTY, Class B, 3.771%, 6/10/27(9)	2,600	2,597,751

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2015-C23, Class D, 4.132%, 7/15/50(9)(19)	2,000	1,887,966

Series 2016-C32, Class D, 3.396%, 12/15/49(9)(19)	1,600	1,364,758

Morgan Stanley Capital I Trust

Series 2016-UB12, Class D, 3.312%, 12/15/49(9)	4,489	3,683,849

Series 2017-CLS, Class A, 3.184%, (1 mo. USD LIBOR + 0.70%), 11/15/34(9)(15)	2,000	1,992,271

Motel 6 Trust

Series 2017-MTL6, Class C, 3.884%, (1 mo. USD LIBOR + 1.40%), 8/15/34(9)(15)	2,706	2,708,424

RETL Trust

Series 2019-RVP, Class B, 4.034%, (1 mo. USD LIBOR + 1.55%), 3/15/36(9)(15)	735	735,000

UBS Commercial Mortgage Trust

Series 2012-C1, Class D, 5.544%, 5/10/45(9)(19)	3,000	2,992,251

Security	Principal Amount (000’s omitted)	Value

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class D, 4.313%, 4/10/46(9)(19)	$4,437	$4,175,458

Wells Fargo Commercial Mortgage Trust

Series 2013-LC12, Class D, 4.287%, 7/15/46(9)(19)	3,000	2,615,041

Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	2,158,799

Series 2015-LC22, Class C, 4.543%, 9/15/58(19)	1,250	1,280,167

Series 2015-SG1, Class C, 4.469%, 9/15/48(19)	2,575	2,576,338

Total Commercial Mortgage-Backed Securities (identified cost $81,717,274)		$83,654,377

Asset-Backed Securities — 3.4%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class E, 8.761%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(15)	$1,000	$952,571

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.877%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(15)	1,188	1,148,211

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 9.159%, (3 mo. USD LIBOR + 6.55%), 4/22/31(9)(15)	1,000	977,520

Ares XL CLO, Ltd.

Series 2016-40A, Class DR, 9.137%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(15)	1,000	984,524

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 8.487%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(15)	2,000	1,872,558

Babson CLO, Ltd.

Series 2016-1A, Class ER, 8.772%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(15)	1,000	967,644

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class E, 9.513%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(15)	3,000	2,961,369

BlueMountain CLO XXIV, Ltd.

Series 2019-24A, Class E, 9.384%, (3 mo. USD LIBOR + 6.76%), 4/20/31(9)(15)	1,000	990,440

BlueMountain CLO, Ltd.

Series 2016-3A, Class ER, 8.634%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(15)	2,000	1,933,245

Series 2018-1A, Class E, 8.701%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(15)	1,000	954,507

Canyon Capital CLO, Ltd.

Series 2016-2A, Class ER, 8.787%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(15)	3,350	3,110,217

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 9.297%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(15)	$2,000	$1,953,786

Series 2014-4RA, Class D, 8.437%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(15)	1,250	1,176,856

Series 2015-5A, Class DR, 9.256%, (3 mo. USD LIBOR + 6.70%), 1/20/32(9)(15)	1,000	991,342

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 9.361%, (3 mo. USD LIBOR + 6.60%), 10/20/28(9)(15)	2,000	1,977,000

Dryden Senior Loan Fund

Series 2016-42A, Class ER, 8.337%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(15)	1,000	941,239

First Investors Auto Owner Trust

Series 2015-1A, Class C, 2.71%, 6/15/21(9)	1,093	1,092,045

FOCUS Brands Funding, LLC

Series 2017-1A, Class A2I, 3.857%, 4/30/47(9)	1,592	1,620,956

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 9.432%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(15)	2,000	1,875,838

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 8.011%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(15)	1,100	1,009,311

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 8.287%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(15)	1,000	939,597

Golub Capital Partners CLO, Ltd.

Series 2018-37A, Class E, 8.511%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(15)	3,000	2,762,905

Marlette Funding Trust

Series 2018-1A, Class A, 2.61%, 3/15/28(9)	576	574,625

MVW Owner Trust

Series 2014-1A, Class A, 2.25%, 9/22/31(9)	499	493,515

Neuberger Berman CLO XIV, Ltd.

Series 2013-14A, Class ER, 9.215%, (3 mo. USD LIBOR + 6.45%), 1/28/30(9)(15)	750	722,897

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class ER, 8.833%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(15)	1,500	1,432,720

Neuberger Berman Loan Advisers CLO 30, Ltd.

Series 2018-30A, Class E, 9.511%, (3 mo. USD LIBOR + 6.75%), 1/20/31(9)(15)	2,000	1,981,056

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 8.623%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(15)	2,000	1,896,042

Series 2018-2A, Class D, 8.379%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(15)	1,000	936,508

Security	Principal Amount (000’s omitted)	Value

Prosper Marketplace Issuance Trust

Series 2017-2A, Class B, 3.48%, 9/15/23(9)	$931	$932,440

Series 2017-3A, Class A, 2.36%, 11/15/23(9)	165	164,786

Series 2018-1A, Class A, 3.11%, 6/17/24(9)	526	526,648

Purchasing Power Funding, LLC

Series 2018-A, Class A, 3.34%, 8/15/22(9)	3,200	3,198,758

Regatta IX Funding, Ltd.

Series 2017-1A, Class E, 8.773%, (3 mo. USD LIBOR + 6.00%), 4/17/30(9)(15)	450	432,500

Regatta XIII Funding, Ltd.

Series 2018-2A, Class D, 8.737%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(15)	2,000	1,838,429

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 8.721%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(15)	1,000	951,634

Sierra Timeshare Receivables Funding, LLC

Series 2015-1A, Class B, 3.05%, 3/22/32(9)	386	385,043

Trafigura Securitisation Finance PLC

Series 2017-1A, Class B, 4.189%, (1 mo. USD LIBOR + 1.70%), 12/15/20(9)(15)	1,500	1,501,264

Tricon American Homes Trust

Series 2016-SFR1, Class D, 3.886%, 11/17/33(9)	1,300	1,298,242

Vibrant CLO 1X, Ltd.

Series 2018-9A, Class D, 9.011%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(15)	1,000	948,614

Voya CLO, Ltd.

Series 2015-3A, Class DR, 8.961%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(15)	3,000	2,867,958

Total Asset-Backed Securities (identified cost $57,528,720)		$56,277,360

Common Stocks — 0.6%
Security	Shares	Value

Aerospace and Defense — 0.0%(7)

IAP Global Services, LLC(4)(23)(24)	31	$389,221

		$389,221

Automotive — 0.1%

Dayco Products, LLC(23)(24)	27,250	$1,004,844

		$1,004,844

Electronics / Electrical — 0.0%(7)

Answers Corp.(4)(23)(24)	78,756	$155,149

		$155,149

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Health Care — 0.0%(7)

New Millennium Holdco, Inc.(23)(24)	42,216	$3,905

		$3,905

Nonferrous Metals / Minerals — 0.0%

ASP United/GHX Holding, LLC(4)(23)(24)	76,163	$0

		$0

Oil and Gas — 0.2%

AFG Holdings, Inc.(4)(23)(24)	29,751	$2,324,445

Fieldwood Energy, Inc.(23)(24)	10,085	292,465

Nine Point Energy Holdings, Inc.(4)(24)(25)	29,787	33,063

Samson Resources II, LLC, Class A(23)(24)	45,294	1,064,409

Southcross Holdings Group, LLC(4)(23)(24)	78	0

Southcross Holdings L.P., Class A(23)(24)	78	43,875

		$3,758,257

Publishing — 0.2%

ION Media Networks, Inc.(4)(23)	5,187	$4,036,420

Tweddle Group, Inc.(4)(23)(24)	5,433	218,298

		$4,254,718

Radio and Television — 0.1%

Cumulus Media, Inc.(23)(24)	50,522	$909,901

		$909,901

Retailers (Except Food and Drug) — 0.0%(7)

David’s Bridal, Inc.(23)(24)	34,254	$256,905

		$256,905

Total Common Stocks (identified cost $5,773,610)		$10,732,900

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Oil and Gas — 0.1%

Nine Point Energy Holdings, Inc., Series A, 12.00%(4)(24)(25)	555	$814,723

Total Convertible Preferred Stocks (identified cost $555,000)		$814,723

Preferred Stocks — 0.0%(7)
Security	Shares	Value

Pipelines — 0.0%(7)

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(13)	31,500	$670,320

Total Preferred Stocks (identified cost $702,450)		$670,320

Closed-End Funds — 1.3%
Security	Shares	Value

BlackRock Corporate High Yield Fund, Inc.	2,089,114	$21,434,310

Total Closed-End Funds (identified cost $25,357,186)		$21,434,310

Miscellaneous — 0.0%(7)
Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(4)(24)	2,257,600	$0

		$0

Oil and Gas — 0.0%(7)

Paragon Offshore Finance Company, Class A(23)(24)	2,021	$1,895

Paragon Offshore Finance Company, Class B(23)(24)	1,011	37,281

		$39,176

Telecommunications — 0.0%

Avaya, Inc., Escrow Certificates(4)(24)	$1,135,000	$0

		$0

Total Miscellaneous (identified cost $21,988)		$39,176

Short-Term Investments — 2.6%

U.S. Treasury Obligations — 0.0%(7)
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 4/4/19	$500	$499,902

Total U.S. Treasury Obligations (identified cost $499,901)		$499,902

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Other — 2.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.59%(26)	43,608,087	$43,608,087

Total Other (identified cost $43,608,110)		$43,608,087

Total Short-Term Investments (identified cost $44,108,011)		$44,107,989

Total Investments — 154.0% (identified cost $2,625,260,673)		$2,585,468,693

Less Unfunded Loan Commitments — (0.0)%(7)		$(383,193)

Net Investments — 154.0% (identified cost $2,624,877,480)		$2,585,085,500

Other Assets, Less Liabilities — (41.1)%		$(690,524,401)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (12.9)%		$(216,102,052)

Net Assets Applicable to Common Shares — 100.0%		$1,678,459,047

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)	This Senior Loan will settle after March 31, 2019, at which time the interest rate will be determined.

(3)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(5)

The stated interest rate represents the weighted average interest rate at March 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	Fixed-rate loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2019, the aggregate value of these securities is $555,685,246 or 33.1% of the Fund’s net assets applicable to common shares.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At March 31, 2019, the aggregate value of these securities is $97,403,469 or 5.8% of the Fund’s net assets applicable to common shares.

(11)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(12)	When-issued security.

(13)	Security converts to floating rate after the indicated fixed-rate coupon period.

(14)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(15)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2019.

(16)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(17)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2019.

(18)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(19)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2019.

(20)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2019.

(21)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(22)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(23)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(24)	Non-income producing security.

(25)	Restricted security (see Note 7).

(26)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2019.

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	100,000	USD	113,715	State Street Bank and Trust Company	4/1/19	$—	$(1,540)

USD	44,949	EUR	40,010	Goldman Sachs International	4/3/19	64	—

EUR	160,834	USD	182,283	Goldman Sachs International	4/4/19	—	(1,836)

USD	1,963,778	EUR	1,709,000	Goldman Sachs International	4/4/19	46,379	—

USD	745,561	EUR	659,565	Goldman Sachs International	4/4/19	5,568	—

USD	1,550,139	EUR	1,341,245	Citibank, N.A.	4/15/19	43,937	—

USD	816,767	EUR	706,701	Citibank, N.A.	4/15/19	23,150	—

EUR	406,542	USD	458,118	Citibank, N.A.	4/16/19	—	(1,537)

EUR	729,827	USD	828,626	Citibank, N.A.	4/16/19	—	(8,970)

EUR	1,037,563	USD	1,179,507	Citibank, N.A.	4/16/19	—	(14,238)

EUR	2,168	USD	2,489	Goldman Sachs International	4/16/19	—	(54)

USD	2,494,296	EUR	2,172,933	Goldman Sachs International	4/16/19	53,913	—

USD	1,871,160	EUR	1,630,081	Goldman Sachs International	4/16/19	40,444	—

USD	1,450,164	EUR	1,263,325	Goldman Sachs International	4/16/19	31,345	—

USD	545,060	EUR	474,835	Goldman Sachs International	4/16/19	11,781	—

USD	361,735	EUR	315,129	Goldman Sachs International	4/16/19	7,819	—

USD	398,423	EUR	350,932	JPMorgan Chase Bank, N.A.	4/16/19	4,298	—

EUR	198,551	USD	225,695	State Street Bank and Trust Company	4/30/19	—	(2,442)

EUR	215,807	USD	245,100	State Street Bank and Trust Company	4/30/19	—	(2,445)

EUR	231,220	USD	262,499	State Street Bank and Trust Company	4/30/19	—	(2,513)

EUR	212,324	USD	241,835	State Street Bank and Trust Company	4/30/19	—	(3,095)

EUR	189,947	USD	217,170	State Street Bank and Trust Company	4/30/19	—	(3,592)

EUR	411,536	USD	468,879	State Street Bank and Trust Company	4/30/19	—	(6,144)

EUR	395,353	USD	451,981	State Street Bank and Trust Company	4/30/19	—	(7,442)

USD	2,927,512	EUR	2,568,124	Citibank, N.A.	4/30/19	39,887	—

USD	14,876,069	EUR	12,915,553	Goldman Sachs International	4/30/19	353,687	—

USD	19,149,682	EUR	16,632,358	State Street Bank and Trust Company	4/30/19	448,086	—

USD	892,856	EUR	775,485	State Street Bank and Trust Company	4/30/19	20,892	—

USD	464,505	EUR	405,780	State Street Bank and Trust Company	4/30/19	8,242	—

USD	232,709	EUR	203,756	State Street Bank and Trust Company	4/30/19	3,604	—

USD	227,641	EUR	199,496	State Street Bank and Trust Company	4/30/19	3,326	—

USD	116,664	EUR	100,878	State Street Bank and Trust Company	4/30/19	3,236	—

USD	702,198	EUR	621,991	State Street Bank and Trust Company	4/30/19	2,825	—

USD	186,963	EUR	164,137	State Street Bank and Trust Company	4/30/19	2,405	—

USD	119,565	EUR	104,455	State Street Bank and Trust Company	4/30/19	2,114	—

USD	113,988	EUR	100,000	State Street Bank and Trust Company	4/30/19	1,547	—

USD	150,862	EUR	132,963	State Street Bank and Trust Company	4/30/19	1,357	—

USD	83,193	EUR	73,041	State Street Bank and Trust Company	4/30/19	1,065	—

USD	139,607	EUR	123,899	State Street Bank and Trust Company	4/30/19	294	—

USD	30,490	EUR	26,873	State Street Bank and Trust Company	4/30/19	274	—

USD	157,553	EUR	139,935	State Street Bank and Trust Company	4/30/19	208	—

USD	520	EUR	456	State Street Bank and Trust Company	4/30/19	7	—

USD	4,883,785	GBP	3,687,147	State Street Bank and Trust Company	4/30/19	74,679	—

USD	2,255,942	GBP	1,717,818	State Street Bank and Trust Company	4/30/19	15,410	—

USD	204,504	GBP	153,732	State Street Bank and Trust Company	4/30/19	3,993	—

USD	137,319	GBP	102,592	State Street Bank and Trust Company	4/30/19	3,510	—

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	128,579	GBP	97,380	State Street Bank and Trust Company	4/30/19	$1,568	$—

USD	27,455	GBP	20,648	State Street Bank and Trust Company	4/30/19	524	—

USD	27,047	GBP	20,496	State Street Bank and Trust Company	4/30/19	314	—

USD	39,188	GBP	30,166	State Street Bank and Trust Company	4/30/19	—	(157)

EUR	108,696	USD	123,829	Citibank, N.A.	5/13/19	—	(1,477)

USD	752,132	CAD	986,921	HSBC Bank USA, N.A.	5/31/19	12,534	—

USD	3,095,166	EUR	2,696,302	State Street Bank and Trust Company	5/31/19	55,575	—

USD	554,345	EUR	483,000	State Street Bank and Trust Company	5/31/19	9,850	—

USD	23,931,158	EUR	21,113,554	HSBC Bank USA, N.A.	6/28/19	72,562	—

USD	2,879,868	EUR	2,513,204	Citibank, N.A.	7/25/19	33,612	—

						$1,445,885	$(57,482)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	60	Short	6/17/19	$(6,202,031)	$(81,094)

10-Year USD Deliverable Interest Rate Swap	92	Short	6/17/19	(9,667,188)	(255,875)

Euro-Bobl	28	Short	6/6/19	(4,181,795)	(25,756)

U.S. 5-Year Treasury Note	800	Short	6/28/19	(92,662,500)	(896,875)

U.S. 10-Year Treasury Note	525	Short	6/19/19	(65,214,844)	(1,000,781)

U.S. 10-Year Treasury Note	260	Long	6/19/19	32,296,875	511,875

U.S. Long Treasury Bond	28	Short	6/19/19	(4,190,375)	(122,281)

U.S. Ultra-Long Treasury Bond	14	Short	6/19/19	(2,352,000)	(103,031)

					$(1,973,818)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	1,548	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	$(24,338)	$4,758	$(19,580)

EUR	140	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(6,765)	3,313	(3,452)

EUR	5,080	Receives	6-month EURIBOR (pays semi-annually)	0.40% (pays annually)	10/4/23	(128,051)	5,201	(122,850)

EUR	240	Receives	6-month EURIBOR (pays semi-annually)	1.01% (pays annually)	3/20/28	(15,306)	(127)	(15,433)

48	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	290	Receives	6-month EURIBOR (pays semi-annually)	1.01% (pays annually)	3/21/28	$(18,497)	$(628)	$(19,125)

EUR	931	Receives	6-month EURIBOR (pays semi-annually)	1.06% (pays annually)	10/16/28	(68,040)	(199)	(68,239)

EUR	95	Receives	6-month EURIBOR (pays semi-annually)	1.47% (pays annually)	4/5/48	(12,961)	—	(12,961)

EUR	265	Receives	6-month EURIBOR (pays semi-annually)	1.36% (pays annually)	4/5/48	(27,218)	(9,297)	(36,515)

EUR	159	Receives	6-month EURIBOR (pays semi-annually)	1.54% (pays annually)	5/29/48	(24,352)	—	(24,352)

EUR	71	Receives	6-month EURIBOR (pays semi-annually)	1.46% (pays annually)	5/31/48	(9,212)	(62)	(9,274)

EUR	265	Receives	6-month EURIBOR (pays semi-annually)	1.47% (pays annually)	11/28/48	(33,628)	—	(33,628)

USD	760	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	11/3/20	3,522	—	3,522

USD	100	Receives	3-month USD-LIBOR (pays quarterly)	1.96% (pays semi-annually)	11/17/20	353	(148)	205

USD	550	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(3,005)	(188)	(3,193)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(3,564)	(194)	(3,758)

USD	500	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/19/21	(2,697)	—	(2,697)

USD	390	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	(13,757)	10	(13,747)

USD	292	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	9/28/23	(10,063)	—	(10,063)

USD	263	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/2/23	(11,153)	—	(11,153)

USD	425	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	(17,727)	(46)	(17,773)

USD	317	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/3/23	(13,476)	—	(13,476)

USD	211	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/16/23	(9,386)	—	(9,386)

USD	211	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/18/23	(9,668)	—	(9,668)

USD	384	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/19/23	(17,702)	—	(17,702)

USD	232	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(11,139)	—	(11,139)

USD	244	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(11,692)	1,304	(10,388)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/25/23	(9,174)	—	(9,174)

USD	509	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	10/31/23	(22,006)	—	(22,006)

49	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	535	Receives	3-month USD-LIBOR (pays quarterly)	3.00% (pays semi-annually)	11/23/23	$(21,150)	$—	$(21,150)

USD	66	Receives	3-month USD-LIBOR (pays quarterly)	2.64% (pays semi-annually)	2/5/26	(1,339)	—	(1,339)

USD	250	Receives	3-month USD-LIBOR (pays quarterly)	2.58% (pays semi-annually)	2/12/26	(4,044)	—	(4,044)

USD	170	Receives	3-month USD-LIBOR (pays quarterly)	2.62% (pays semi-annually)	2/17/26	(3,183)	—	(3,183)

USD	466	Receives	3-month USD-LIBOR (pays quarterly)	2.60% (pays semi-annually)	3/1/26	(8,262)	—	(8,262)

USD	330	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	1/30/28	(7,977)	—	(7,977)

USD	140	Receives	3-month USD-LIBOR (pays quarterly)	2.72% (pays semi-annually)	1/31/28	(3,923)	—	(3,923)

USD	240	Receives	3-month USD-LIBOR (pays quarterly)	2.86% (pays semi-annually)	3/20/28	(9,416)	—	(9,416)

USD	673	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	(42,536)	—	(42,536)

USD	273	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	(19,058)	136	(18,922)

USD	573	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	(40,322)	—	(40,322)

USD	603	Receives	3-month USD-LIBOR (pays quarterly)	3.29% (pays semi-annually)	11/13/28	(51,952)	—	(51,952)

USD	1,185	Receives	3-month USD-LIBOR (pays quarterly)	3.25% (pays semi-annually)	11/13/28	(97,531)	—	(97,531)

USD	956	Receives	3-month USD-LIBOR (pays quarterly)	2.72% (pays semi-annually)	1/15/29	(26,533)	205	(26,328)

USD	160	Receives	3-month USD-LIBOR (pays quarterly)	2.72% (pays semi-annually)	1/17/29	(4,453)	—	(4,453)

USD	522	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	1/18/29	(15,983)	—	(15,983)

USD	808	Receives	3-month USD-LIBOR (pays quarterly)	2.76% (pays semi-annually)	1/18/29	(25,388)	—	(25,388)

USD	946	Receives	3-month USD-LIBOR (pays quarterly)	2.76% (pays semi-annually)	1/22/29	(29,758)	—	(29,758)

USD	930	Receives	3-month USD-LIBOR (pays quarterly)	2.74% (pays semi-annually)	1/31/29	(27,538)	—	(27,538)

USD	514	Receives	3-month USD-LIBOR (pays quarterly)	2.72% (pays semi-annually)	2/5/29	(14,426)	—	(14,426)

USD	810	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	3/6/29	(23,692)	—	(23,692)

USD	210	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	3/7/29	(6,363)	—	(6,363)

USD	244	Receives	3-month USD-LIBOR (pays quarterly)	2.70% (pays semi-annually)	3/11/29	(6,486)	—	(6,486)

50	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	236	Receives	3-month USD-LIBOR (pays quarterly)	2.70% (pays semi-annually)	3/11/29	$(6,256)	$—	$(6,256)

USD	1,954	Receives	3-month USD-LIBOR (pays quarterly)	2.63% (pays semi-annually)	3/25/29	(40,186)	18,569	(21,617)

USD	2,800	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	1/29/39	(143,344)	—	(143,344)

USD	279	Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	4/16/48	(21,593)	—	(21,593)

USD	310	Receives	3-month USD-LIBOR (pays quarterly)	2.91% (pays semi-annually)	4/17/48	(23,158)	—	(23,158)

USD	39	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/18/48	(4,634)	88	(4,546)

USD	40	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/23/48	(4,774)	—	(4,774)

USD	30	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/29/48	(2,994)	—	(2,994)

USD	321	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/25/48	(37,251)	(473)	(37,724)

USD	629	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	(76,602)	—	(76,602)

USD	120	Receives	3-month USD-LIBOR (pays quarterly)	2.87% (pays semi-annually)	1/28/49	(7,252)	139	(7,113)

USD	1,280	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(79,924)	(670)	(80,594)

Total						$(1,469,983)	$21,691	$(1,448,292)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Argentina	$3,117	5.00% (pays quarterly)(1)	6/20/24	7.79%	$(330,993)	$283,241	$(47,752)

Brazil	4,449	1.00% (pays quarterly)(1)	6/20/24	1.75	(156,312)	139,680	(16,632)

Mexico	2,500	1.00% (pays quarterly)(1)	6/20/24	1.21	(24,817)	33,313	8,496

Russia	2,800	1.00% (pays quarterly)(1)	6/20/24	1.35	(45,925)	41,330	(4,595)

Total	$12,866				$(558,047)	$497,564	$(60,483)

51	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,150	1.00% (pays quarterly)(1)	6/20/22	1.23%	$(7,860)	$66,600	$58,740

Turkey	Citibank, N.A.	290	1.00% (pays quarterly)(1)	6/20/23	4.22	(33,912)	17,280	(16,632)

Total		$1,440				$(41,772)	$83,880	$42,108

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2019, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $14,306,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

CIDOR	–	Canada Three Month Interbank Rate

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

52	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Statement of Assets and Liabilities

Assets	March 31, 2019

Unaffiliated investments, at value (identified cost, $2,581,269,370)	$2,541,477,413

Affiliated investment, at value (identified cost, $43,608,110)	43,608,087

Cash	9,775,736

Deposits for derivatives collateral —

Financial futures contracts	2,275,454

Centrally cleared swap contracts	5,204,013

OTC derivatives	440,000

Deposits for reverse repurchase agreements	820,000

Foreign currency, at value (identified cost, $1,159,766)	1,166,013

Interest and dividends receivable	20,710,981

Dividends receivable from affiliated investment	77,355

Receivable for investments sold	4,885,265

Receivable for variation margin on open financial futures contracts	312,771

Receivable for variation margin on open centrally cleared swap contracts	106,440

Receivable for open forward foreign currency exchange contracts	1,445,885

Receivable for open swap contracts	58,740

Tax reclaims receivable	2,620

Prepaid upfront fees on notes payable	1,414,946

Prepaid expenses	72,693

Total assets	$2,633,854,412

Liabilities

Notes payable	$595,000,000

Cash collateral due to broker	440,000

Payable for reverse repurchase agreements, including accrued interest of $157,594	104,832,330

Payable for investments purchased	27,132,167

Payable for when-issued securities	7,085,410

Payable for open forward foreign currency exchange contracts	57,482

Payable for open swap contracts	16,632

Upfront receipts on open non-centrally cleared swap contracts	83,880

Payable to affiliate:

Investment adviser fee	1,658,071

Accrued expenses	2,987,341

Total liabilities	$739,293,313

Commitments and Contingencies (Note 13)

Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$216,102,052

Net assets applicable to common shares	$1,678,459,047

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 116,147,018 shares issued and outstanding	$1,161,470

Additional paid-in capital	1,811,067,151

Accumulated loss	(133,769,574)

Net assets applicable to common shares	$1,678,459,047

Net Asset Value Per Common Share

($1,678,459,047 ÷ 116,147,018 common shares issued and outstanding)	$14.45

53	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Statement of Operations

Investment Income	Year Ended March 31, 2019

Interest and other income	$138,749,864

Dividends	2,399,842

Dividends from affiliated investment	858,879

Total investment income	$142,008,585

Expenses

Investment adviser fee	$19,862,521

Trustees’ fees and expenses	105,000

Custodian fee	868,232

Transfer and dividend disbursing agent fees	18,551

Legal and accounting services	383,774

Printing and postage	299,577

Interest expense and fees	24,104,800

Preferred shares service fee	265,085

Miscellaneous	197,008

Total expenses	$46,104,548

Net investment income	$95,904,037

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(11,440,863)

Investment transactions — affiliated investment	11,124

Financial futures contracts	(2,956,880)

Swap contracts	320,987

Foreign currency transactions	37,540

Forward foreign currency exchange contracts	10,314,163

Net realized loss	$(3,713,929)

Change in unrealized appreciation (depreciation) —

Investments	$(25,282,871)

Investments — affiliated investment	3,540

Financial futures contracts	(1,137,300)

Swap contracts	(1,991,899)

Foreign currency	127,761

Forward foreign currency exchange contracts	544,988

Net change in unrealized appreciation (depreciation)	$(27,735,781)

Net realized and unrealized loss	$(31,449,710)

Distributions to preferred shareholders	$(7,666,504)

Discount on redemption and repurchase of auction preferred shares	$4,050,000

Net increase in net assets from operations	$60,837,823

54	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$95,904,037	$93,844,713

Net realized gain (loss)	(3,713,929)	538,453

Net change in unrealized appreciation (depreciation)	(27,735,781)	(19,638,132)

Distributions to preferred shareholders(1)	(7,666,504)	(4,960,007)

Discount on redemption and repurchase of auction preferred shares	4,050,000	—

Net increase in net assets from operations	$60,837,823	$69,785,027

Distributions to common shareholders(1)	$(94,961,802)	$(95,060,901)

Tax return of capital to common shareholders	$—	$(17,276,495)

Net decrease in net assets	$(34,123,979)	$(42,552,369)

Net Assets Applicable to Common Shares

At beginning of year	$1,712,583,026	$1,755,135,395

At end of year	$1,678,459,047	$1,712,583,026 (2)

(1)

For the year ended March 31, 2018, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange commission, effective November 5, 2018.

(2)	Includes accumulated distributions in excess of net investment income of $(5,545,653) at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

55	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2019

Net increase in net assets from operations	$60,837,823

Distributions to preferred shareholders	7,666,504

Discount on redemption and repurchase of auction preferred shares	(4,050,000)

Net increase in net assets from operations excluding distributions to preferred shareholders and discount on redemption and repurchase of auction preferred shares	$64,454,327

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(898,054,426)

Investments sold and principal repayments	1,014,655,713

Increase in short-term investments, net	(19,630,974)

Net amortization/accretion of premium (discount)	11,411,644

Amortization of prepaid upfront fees on notes payable	499,949

Decrease in interest and dividends receivable	779,254

Increase in dividends receivable from affiliated investment	(7,844)

Increase in receivable for variation margin on open financial futures contracts	(312,771)

Increase in receivable for variation margin on open centrally cleared swap contracts	(106,440)

Increase in receivable for open forward foreign currency exchange contracts	(567,484)

Decrease in receivable for open swap contracts	55,879

Increase in tax reclaims receivable	(440)

Increase in prepaid expenses	(16,613)

Increase in cash collateral due to broker	440,000

Decrease in payable for variation margin on open financial futures contracts	(125)

Decrease in payable for variation margin on open centrally cleared swap contracts	(26,270)

Increase in payable for open forward foreign currency exchange contracts	22,496

Increase in payable for open swap contracts	16,183

Decrease in upfront receipts on open non-centrally cleared swap contracts	(207,642)

Decrease in payable to affiliate for investment adviser fee	(73,265)

Increase in accrued expenses	535,048

Increase in accrued interest on reverse repurchase agreements	24,801

Decrease in unfunded loan commitments	(1,129,815)

Net change in unrealized (appreciation) depreciation from investments	25,279,331

Net realized loss from investments	11,429,739

Net cash provided by operating activities	$209,470,255

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(94,961,802)

Cash distributions paid to preferred shareholders	(7,673,998)

Liquidation of auction preferred shares	(46,575,000)

Proceeds from notes payable	213,000,000

Repayments of notes payable	(281,000,000)

Payment of upfront fees on notes payable	(1,530,000)

Repayments of reverse repurchase agreements, net	(6,673,525)

Net cash used in financing activities	$(225,414,325)

Net decrease in cash and restricted cash*	$(15,944,070)

Cash and restricted cash at beginning of year (including foreign currency)	$35,625,286

Cash and restricted cash at end of year (including foreign currency)	$19,681,216

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and reverse repurchase agreements	$24,689,296

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $4,800.

56	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	March 31,
	2019	2018

Cash	$9,775,736	$29,511,612

Deposits for derivatives collateral —

Financial futures contracts	2,275,454	1,825,585

Centrally cleared swap contracts	5,204,013	1,364,303

OTC derivatives	440,000	470,000

Deposits for reverse repurchase agreements	820,000	1,422,699

Foreign currency	1,166,013	1,031,087

Total cash and restricted cash as shown on the Statement of Cash Flows	$19,681,216	$35,625,286

57	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
	2019		2018	2017	2016	2015

Net asset value — Beginning of year (Common shares)	$14.740		$15.110	$14.510	$16.010	$16.600

Income (Loss) From Operations

Net investment income(1)	$0.826		$0.808	$0.899	$0.979	$1.044

Net realized and unrealized gain (loss)	(0.267)		(0.168)	0.834	(1.278)	(0.411)

Distributions to preferred shareholders —

From net investment income(1)	(0.066)		(0.043)	(0.018)	(0.007)	(0.003)

Discount on redemption and repurchase of auction preferred shares(1)	0.035		—	—	—	—

Total income (loss) from operations	$0.528		$0.597	$1.715	$(0.306)	$0.630

Less Distributions to Common Shareholders

From net investment income	$(0.818)		$(0.818)	$(0.991)	$(1.114)	$(1.197)

Tax return of capital	—		(0.149)	(0.124)	(0.106)	(0.023)

Total distributions to common shareholders	$(0.818)		$(0.967)	$(1.115)	$(1.220)	$(1.220)

Anti-dilutive effect of share repurchase program (see Note 6)(1)	$—		$—	$—	$0.026	$—

Net asset value — End of year (Common shares)	$14.450		$14.740	$15.110	$14.510	$16.010

Market value — End of year (Common shares)	$12.650		$13.020	$13.830	$13.180	$14.390

Total Investment Return on Net Asset Value(2)	4.57	%(3)	4.72%	12.99%	(0.62)%	4.73%

Total Investment Return on Market Value(2)	3.70%		0.99%	13.85%	0.44%	2.47%

58	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Net assets applicable to common shares, end of year (000’s omitted)	$1,678,459	$1,712,583	$1,755,135	$1,685,016	$1,881,988

Ratios (as a percentage of average daily net assets applicable to common shares):(4)†

Expenses excluding interest and fees(5)	1.31%	1.30%	1.32%	1.37%	1.35%

Interest and fee expense(6)	1.43%	1.00%	0.73%	0.63%	0.54%

Total expenses(5)	2.74%	2.30%	2.05%	2.00%	1.89%

Net investment income	5.71%	5.36%	6.01%	6.49%	6.44%

Portfolio Turnover	34%	43%	45%	33%	35%

Senior Securities:

Total notes payable outstanding (in 000’s)	$595,000	$663,000	$585,000	$660,000	$803,200

Asset coverage per $1,000 of notes payable(7)	$4,184	$3,985	$4,456	$3,957	$3,675

Total preferred shares outstanding	8,640	10,665	10,665	10,665	10,665

Asset coverage per preferred share(8)	$76,744	$71,059	$76,524	$70,461	$68,979

Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.31%.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2), and the reverse repurchase agreements (see Note 10).

(7)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 307%, 284%, 306%, 282% and 276% at March 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(9)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended March 31,
	2019	2018	2017	2016	2015

Expenses excluding interest and fees	0.87%	0.87%	0.87%	0.88%	0.86%

Interest and fee expense	0.95%	0.67%	0.49%	0.40%	0.34%

Total expenses	1.82%	1.54%	1.36%	1.28%	1.20%

Net investment income	3.79%	3.58%	3.99%	4.15%	4.10%

59	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

60

Eaton Vance

Limited Duration Income Fund

March 31, 2019

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of March 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

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Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

N  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets.

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Notes to Financial Statements — continued

Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

O  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

P  New Accounting Pronouncement — During the year ended March 31, 2019, the Fund adopted the FASB’s Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230) — Restricted Cash (ASU 2016-18)”, which became effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Pursuant to the new standard, the Fund is required to include amounts described as restricted cash and restricted cash equivalents with cash and cash equivalents when reconciling the beginning-of-year and end-of-year total amounts shown on the Statement of Cash Flows. Prior to the change, such amounts were disclosed separately within the Statement of Cash Flows. This change in accounting had no impact on the Fund’s net assets.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

On June 29, 2018, the Fund announced a tender offer to purchase up to 19% of its outstanding APS at a price per share equal to 92% of the APS liquidation preference of $25,000 per share (or $23,000 per share), plus any accrued but unpaid APS dividends. The tender offer expired on September 14, 2018. The number of APS redeemed pursuant to the tender offer and the redemption amount (excluding the final dividend payment) during the year ended March 31, 2019 and the number of APS issued and outstanding at March 31, 2019 are as follows:

	APS Redeemed During the Year	Redemption Amount	APS Issued and Outstanding

Series A	405	$9,315,000	1,728

Series B	405	9,315,000	1,728

Series C	405	9,315,000	1,728

Series D	405	9,315,000	1,728

Series E	405	9,315,000	1,728

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

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March 31, 2019

Notes to Financial Statements — continued

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2019, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at March 31, 2019	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	3.67%	$1,533,459	3.21%	2.60–3.83

Series B	3.64	1,536,011	3.21	2.60–3.83

Series C	3.73	1,536,331	3.21	2.69–3.74

Series D	3.74	1,524,208	3.19	2.57–3.74

Series E	3.67	1,536,495	3.21	2.60–4.17

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2019.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2019 and March 31, 2018 was as follows:

	Year Ended March 31,
	2019	2018

Ordinary income	$102,628,306	$100,020,908

Tax return of capital	$—	$17,276,495

During the year ended March 31, 2019, accumulated loss was decreased by $20,847,653 and paid-in capital was decreased by $20,847,653 due to expired capital loss carryforwards and differences between book and tax accounting for investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,151,520

Deferred capital losses and post October capital losses	$(90,324,646)

Net unrealized depreciation	$(45,596,448)

At March 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $64,515,197 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2019, $64,515,197 are long-term.

Additionally, at March 31, 2019, the Fund had a net capital loss of $25,809,449 attributable to security transactions incurred after October 31, 2018 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending March 31, 2020.

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Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at March 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,629,277,256

Gross unrealized appreciation	$38,136,988

Gross unrealized depreciation	(83,668,222)

Net unrealized depreciation	$(45,531,234)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended March 31, 2019, the Fund’s investment adviser fee amounted to $19,862,521. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended March 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$640,805,905	$784,631,881

U.S. Government and Agency Securities	252,479,520	227,055,330

	$893,285,425	$1,011,687,211

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2019 and March 31, 2018.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares.

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Notes to Financial Statements — continued

7  Restricted Securities

At March 31, 2019, the Fund owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	29,787	$1,370,397	$33,063

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	555	$555,000	$814,723

Total Restricted Securities			$1,925,397	$847,786

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2019 is included in the Portfolio of Investments. At March 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $99,254. At March 31, 2019, there were no assets pledged by the Fund for such liability.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or

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Notes to Financial Statements — continued

counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at March 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2019.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate		Total

Accumulated loss	$—	$—	$515,750	*	$515,750

Receivable for open forward foreign currency exchange contracts	—	1,445,885	—		1,445,885

Total Asset Derivatives	$—	$1,445,885	$515,750		$1,961,635

Derivatives not subject to master netting or similar agreements	$—	$—	$515,750		$515,750

Total Asset Derivatives subject to master netting or similar agreements	$—	$1,445,885	$—		$1,445,885

Accumulated loss	$(558,047)*	$—	$(3,959,551	)*	$(4,517,598)

Payable for open forward foreign currency exchange contracts	—	(57,482)	—		(57,482)

Payable/receivable for open swap contracts; Premium received on open non-centrally cleared swap contracts	(41,772)	—	—		(41,772)

Total Liability Derivatives	$(599,819)	$(57,482)	$(3,959,551)		$(4,616,852)

Derivatives not subject to master netting or similar agreements	$(558,047)	$—	$(3,959,551)		$(4,517,598)

Total Liability Derivatives subject to master netting or similar agreements	$(41,772)	$(57,482)	$—		$(99,254)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Citibank, N.A.	$140,586	$(60,134)	$—	$—	$80,452	$—

Goldman Sachs International	551,000	(1,890)	—	(440,000)	109,110	440,000

HSBC Bank USA, N.A.	85,096	—	(85,096)	—	—	—

JPMorgan Chase Bank, N.A.	4,298	—	—	—	4,298	—

State Street Bank and Trust Company	664,905	(29,370)	(535,815)	—	99,720	—

	$1,445,885	$(91,394)	$(620,911)	$(440,000)	$293,580	$440,000

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Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Citibank, N.A.	$(60,134)	$60,134	$—	$—	$—	$—

Deutsche Bank AG	(7,860)	—	—	—	(7,860)	—

Goldman Sachs International	(1,890)	1,890	—	—	—	—

State Street Bank and Trust Company	(29,370)	29,370	—	—	—	—

	$(99,254)	$91,394	$—	$—	$(7,860)	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at March 31, 2019 is included at Note 10.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2019 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —

Financial futures contracts	$—	$—	$(2,956,880)

Swap contracts	(264,090)	—	585,077

Forward foreign currency exchange contracts	—	10,314,163	—

Total	$(264,090)	$10,314,163	$(2,371,803)

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$(1,137,300)

Swap contracts	(137,410)	—	(1,854,489)

Forward foreign currency exchange contracts	—	544,988	—

Total	$(137,410)	$544,988	$(2,991,789)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$32,764,000	$326,583,000	$101,365,000	$48,666,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Credit Agreement

The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $850 million ($900 million prior to December 18, 2018). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 17, 2021, the Fund pays a facility fee of 0.25% (0.35% prior to December 18, 2018 if the Fund’s outstanding borrowings were less than 65% of the borrowing limit) per annum on the

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Notes to Financial Statements — continued

borrowing limit. In connection with the renewal of the Agreement on December 18, 2018, the Fund paid an upfront fee of $1,530,000, which is being amortized to interest expense over a period of three years through December 2021. The unamortized balance at March 31, 2019 is approximately $1,415,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2019, the Fund had borrowings outstanding under the Agreement of $595,000,000 at an interest rate of 3.31%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2019. Facility fees for the year ended March 31, 2019 totaled $2,270,139 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2019, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $613,846,575 and 3.04%, respectively.

10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of March 31, 2019 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Government Agency Securities Pledged as Collateral

Bank of America	3/12/19	4/12/19	2.71%	$63,912,282	$64,008,506	$71,522,081

Bank of Montreal	3/11/19	4/12/19	2.71	40,762,454	40,823,824	42,845,625

Total				$104,674,736	$104,832,330	$114,367,706

The Fund also pledged cash of $820,000 to Bank of Montreal as additional collateral for its reverse repurchase agreements. At March 31, 2019, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the year ended March 31, 2019, the average borrowings under settled reverse repurchase agreements and the average interest rate were $109,281,234 and 2.37%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At March 31, 2019, the market value of securities and cash pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for each counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at March 31, 2019. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2019.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

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Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$837,338,846	$2,683,405	$840,022,251

Corporate Bonds & Notes	—	791,128,556	—	791,128,556

Foreign Government Securities	—	78,791,994	—	78,791,994

Sovereign Loans	—	12,418,468	—	12,418,468

Mortgage Pass-Throughs	—	199,059,130	—	199,059,130

Collateralized Mortgage Obligations	—	445,933,946	—	445,933,946

Commercial Mortgage-Backed Securities	—	83,654,377	—	83,654,377

Asset-Backed Securities	—	56,277,360	—	56,277,360

Common Stocks	909,901	2,666,403	7,156,596	10,732,900

Convertible Preferred Stocks	—	—	814,723	814,723

Preferred Stocks	670,320	—	—	670,320

Closed-End Funds	21,434,310	—	—	21,434,310

Miscellaneous	—	39,176	0	39,176

Short-Term Investments —

U.S. Treasury Obligations	—	499,902	—	499,902

Other	—	43,608,087	—	43,608,087

Total Investments	$23,014,531	$2,551,416,245	$10,654,724	$2,585,085,500

Forward Foreign Currency Exchange Contracts	$—	$1,445,885	$—	$1,445,885

Futures Contracts	511,875	—	—	511,875

Swap Contracts	—	3,875	—	3,875

Total	$23,526,406	$2,552,866,005	$10,654,724	$2,587,047,135

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(57,482)	$—	$(57,482)

Futures Contracts	(2,485,693)	—	—	(2,485,693)

Swap Contracts	—	(2,073,677)	—	(2,073,677)

Total	$(2,485,693)	$(2,131,159)	$—	$(4,616,852)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2019 is not presented.

13  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in

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Notes to Financial Statements — continued

the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $4,460,000 (equal to 0.27% of net assets applicable to common shares at March 31, 2019). In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. The Fund does not anticipate that it will suffer any loss to the Fund’s net asset value as a result of the settlement. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund, as of March 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

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Eaton Vance

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March 31, 2019

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 17, 2019. The following action was taken by the shareholders:

Item 1:  The election of Cynthia E. Frost, Valerie A. Mosley and Scott E. Wennerholm as Class I Trustees of the Fund, each for a three-year term expiring in 2022.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Cynthia E. Frost	94,110,254	12,448,018

Valerie A. Mosley	94,143,584	12,414,688

Scott E. Wennerholm	94,215,757	12,342,515

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Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

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Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

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Management and Organization

Fund Management.  The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 172 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 172 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee(5)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee(5)	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Class II Trustee	Until 2020. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Class III Trustee	Until 2021. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(5)	APS Trustee

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

80

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1856    3.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2018 and March 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/18	3/31/19
Audit Fees	$133,265	$139,090
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$23,019	$23,019
All Other Fees(3)	$0	$0

Total	$156,284	$162,109

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2018 and March 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/18	3/31/19
Registrant	$23,019	$23,019
Eaton Vance(1)	$155,208	$87.482

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Kelley G. Baccei, Catherine C. McDermott, Scott H. Page, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. Baccei is a Vice President of EVM and has been a portfolio manager of the Fund since March 2019. Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Page is a Vice President of EVM and has been a portfolio manager of the Fund since May 2003. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since May 2003. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mmes. Baccei and McDermott and Messrs. Page, Stein, Swaffield and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley G. Baccei
Registered Investment Companies	7	$5,684.1	0	$0
Other Pooled Investment Vehicles	1	$169.2	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	8	$5,458.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies	13	$28,325.3	0	$0
Other Pooled Investment Vehicles	10	$8,622.6	0	$0
Other Accounts	6	$5,077.5	0	$0
Eric A. Stein(1)
Registered Investment Companies	14	$21,527.0	0	$0
Other Pooled Investment Vehicles	5	$511.5	1	$1.6
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	2	$2,623.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski(1)
Registered Investment Companies	5	$8,831.1	0	$0
Other Pooled Investment Vehicles	1	$146.5	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley G. Baccei	None
Catherine C. McDermott	None
Scott H. Page	$500,001 - $1,000,000
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	$100,001 - $500,000
Andrew Szczurowski	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by

EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2018	—	—	—	10,354,702
May 2018	—	—	—	10,354,702
June 2018	—	—	—	10,354,702
July 2018	—	—	—	10,354,702
August 2018	—	—	—	10,354,702
September 2018	—	—	—	10,354,702
October 2018	—	—	—	10,354,702
November 2018	—	—	—	10,354,702
December 2018	—	—	—	10,354,702
January 2019	—	—	—	10,354,702
February 2019	—	—	—	10,354,702
March 2019	—	—	—	10,354,702

Total	—	—	—

*

On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 24, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 24, 2019